                                                              Exhibit 10.14





                           TRANSMISSION SERVICE

                                    AND

                         INTERCONNECTION AGREEMENT

                                  BETWEEN

                  PUBLIC SERVICE ELECTRIC AND GAS COMPANY

                                    AND

                       O'BRIEN ENERGY SYSTEMS, INC.


Dated as of the 17th day
Of November, 1987

                             TABLE OF CONTENTS
                                                            PAGE



     RECITALS  1


ARTICLE I      DEFINITIONS                                      5


ARTICLE II     BASIC SERVICE                                   13


ARTICLE III    EXCESS SERVICE                                  14


ARTICLE IV     PHASE-IN PERIOD                                 16


ARTICLE V      INTERRUPTION, CURTAILMENT OR


       REDUCTION OF SERVICE                                    17
          Section A Public Service System
               Conditions  17
          Section B Project Conditions                         20
          Section C Service Conditions                         23


ARTICLE VI     OPERATIONS COORDINATION                         25


ARTICLE VII    NET ELECTRICAL POWER OUTPUT


               SPECIFICATIONS                                  28


ARTICLE VIII   TERM                                            28


ARTICLE IX     EFFECTIVENESS AND ENFORCEABILITY                29


ARTICLE X      TRANSMISSION SERVICE CHARGES                    31
          Section A                                            31
          Section B                                            34


ARTICLE XI     BILLING AND PAYMENT                             35


ARTICLE XII    METERING/RECORDS                                38


ARTICLE XIII   INTERCONNECTION                                 46
          Section A Design, Construction and In-
               stallation of Interconnection                   46
          Section B Interconnection Costs                      49

                             TABLE OF CONTENTS

                                                            PAGE

          Section C Letter of Credit for
                Interconnection Costs                          54
          Section D Cancellation Costs                         56


ARTICLE XIV    MAINTENANCE OF PLANT                            58


ARTICLE XV     USE OF THE PUBLIC SERVICE SYSTEM                58


ARTICLE XVI    EASEMENTS                                       59


ARTICLE XVII   PERMITS/APPROVALS                               60


ARTICLE XVIII  DEDICATION OF FACILITIES                        63


ARTICLE XIX    REARRANGEMENT                                   63


ARTICLE XX     COGENERATION FACILITY/SUBSTATION


       FACILITY                                                64


ARTICLE XXI    LIABILITY                                       71


ARTICLE XXII   FORCE MAJEURE                                   72


ARTICLE XXIII  PROTECTIVE DEVICES                              74


ARTICLE XXIV   INDEMNIFICATION                                 74


ARTICLE XXV    INSURANCE                                       77


ARTICLE XXVI   WARRANTIES                                      78


ARTICLE XXVII  EVENTS OF TERMINATION                           78


ARTICLE XXVIII BREACH OF CONTRACT                              81


ARTICLE XXIX   ARBITRATION                                     83


ARTICLE XXX    SPECIFIC PERFORMANCE                            86


ARTICLE XXXI   MODIFICATIONS                                   87


ARTICLE XXXII  ASSIGNMENT/TRANSFER                             88


ARTICLE XXXIII CURE BY FINANCIER                               90

                             TABLE OF CONTENTS
                                                            PAGE





ARTICLE XXXIV   FINANCIER SECURITY AGREEMENT                   94


ARTICLE XXXV    DETERMINATION OF PSE&G COSTS                   95


ARTICLE XXXVI   STANDARD FOR PERFORMANCE                       95


ARTICLE XXXVII  STANDBY ELECTRIC SERVICE                       96


ARTICLE XXXVIII ENTIRE AGREEMENT                               97


ARTICLE XXXIX   SUCCESSORS AND ASSIGNS                         97


ARTICLE XL      CHOICE OF LAW                                  98


ARTICLE XLI     CAPTIONS                                       98


ARTICLE XLII    COUNTERPARTS                                   99


ARTICLE XLIV    SURVIVAL OF OBLIGATIONS                        99


ARTICLE XLV     MISCELLANEOUS                                 100


ARTICLE XLVI    NOTICE OF AMENDMENTS TO PJM OR


       MID-ATLANTIC AGREEMENTS                                100


ARTICLE XLVII   RESERVATIONS                                  101
ARTICLE XLVIII  NOTICES                                       101

                           TRANSMISSION SERVICE

                         INTERCONNECTION AGREEMENT


This  AGREEMENT made and entered into as of this 17th day of November, 1987 by  and  between  PUBLIC  SERVICE ELECTRIC AND GAS COMPANY,  a  New  Jersey

corporation   (PSE&G)  and  O'BRIEN  ENERGY  SYSTEMS,  INC.,   a   Delaware

corporation (O'BRIEN).



                                 RECITALS



      WHEREAS, O'BRIEN has been formed as a Delaware corporation to,  among other things, design, construct, own and operate a cogeneration facility at the PROJECT SITE.



     WHEREAS, O'BRIEN has made application to the Federal Energy Regulatory

Commission  (FERC) for and has obtained from the FERC a certification  that the PROJECT is a qualifying facility pursuant to 18 C.F.R. Section 292.204.



     WHEREAS, O'BRIEN, intends to maintain the COGENERATION FACILITY during the  term  of  this  AGREEMENT in compliance with the  requirements  for  a qualifying facility established as of the effective date of this  AGREEMENT in accordance with Title 18,

Code  of  Federal Regulations, Part 292, Subpart B, Section 292.203 through

292.207, inclusive.



      WHEREAS,  O'BRIEN  has advised PSE&G that the  NET  ELECTRICAL  POWER

OUTPUT OF THE COGENERATION FACILITY will be approximately 56,000 kilowatts;



     WHEREAS, O'BRIEN estimates that it will commence pre-operation testing of PROJECT equipment and facilities during the fourth quarter of 1989;



      WHEREAS, O'BRIEN estimates that the DATE OF INITIAL OPERATION for the

PROJECT will be during the first quarter of 1990;



      WHEREAS, O'BRIEN estimates that the DATE OF COMMERCIAL OPERATION  for the PROJECT will be in or about third quarter of 1990;



      WHEREAS, O'BRIEN has an agreement with Jersey Central Power and Light

Company  (JCP&L) entitled JCP&L Standard Contract - Long-Term Purchase  for

Cogeneration  and  Small  Power Production Located  Outside  JCP&L  Service

Territory dated March 10, 1986 pursuant to which O'BRIEN has agreed to sell to  JCP&L  and JCP&L has agreed to purchase from O'BRIEN the NET ELECTRICAL

POWER  OUTPUT  and  associated  NET  ELECTRICAL  ENERGY  produced  by   the

COGENERATION FACILITY;

     WHEREAS, PSE&G is a public utility as defined in N.J.S.A. 48:2-13 and,

as  such,  is  required by applicable statutes and regulations  to  furnish safe,  adequate  and  proper  service to  its  retail  and  sale-for-resale customers  and  further,  to  have and maintain  its  property,  plant  and equipment in such condition as to enable it to do so;



       WHEREAS,   PSE&G  owns  and  operates  electric  power  transmission

facilities  and, while O'BRIEN's planned PROJECT is not connected  thereto,

the  PROJECT  will be located in an area which is in proximity  to  PSE&G's electric power transmission facilities.



      WHEREAS,  O'BRIEN  has  requested PSE&G to:  (i)  design,  construct,

install, operate and maintain the INTERCONNECTION so as to interconnect the

PROJECT with the electric power transmission facilities of PSE&G at PSE&G's

Essex  Switching station; and (ii) receive NET ELECTRICAL POWER OUTPUT  and associated NET ELECTRICAL ENERGY produced by the COGENERATION FACILITY  and supplied to the RECEIPT POINT for DELIVERY TO JCP&L;



       WHEREAS,   JCP&L  owns  and  operates  electric  power  transmission

facilities  which  are interconnected with the electric power  transmission facilities of PSE&G;



      WHEREAS, PSE&G and JCP&L are members of the Pennsylvania-New  Jersey-

Maryland Interconnection (PJM);

      WHEREAS, PJM is a fully coordinated power pool which, pursuant to  an agreement  executed  by  and  among its  members,  affords  to  the  member utilities  for the benefit of their customers reliable electric service  at the lowest possible cost;



      WHEREAS,  PSE&G  has conducted engineering studies to  ascertain  the feasibility  of  complying with O'BRIEN's requests  to  design,  construct,

install,  operate  and  maintain the INTERCONNECTION  and  to  receive  NET

ELECTRICAL  POWER OUTPUT and associated NET ELECTRICAL ENERGY  produced  by the COGENERATION FACILITY and supplied to the RECEIPT POINT for DELIVERY TO

JCP&L;



      WHEREAS, PSE&G, as a result of the aforesaid engineering studies, has determined  that it is feasible to design, construct, install, operate  and maintain the INTERCONNECTION and to receive NET ELECTRICAL POWER OUTPUT and associated NET ELECTRICAL ENERGY produced by the COGENERATION FACILITY  and supplied to the RECEIPT POINT for DELIVERY TO JCP&L, over the term of  this

AGREEMENT;



      WHEREAS,  PSE&G  and  JCP&L  have or will  enter  into  an  operating agreement whereby the DELIVERY TO JCP&L of NET ELECTRICAL POWER OUTPUT  and

associated  NET  ELECTRICAL ENERGY received by PSE&G from the  COGENERATION

FACILITY   at the RECEIPT POINT pursuant to this AGREEMENT will be effected through an adjustment by and between JCP&L and PSE&G of their hourly measured interconnection energy interchange in an amount equal to the NET

ELECTRICAL  POWER OUTPUT and associated NET ELECTRICAL ENERGY  received  by

PSE&G  at the RECEIPT POINT;



      NOW, THEREFORE, in consideration of the recitals and mutual covenants contained herein, the parties hereto agree as follows:



                                 ARTICLE I

                                DEFINITIONS



      The  following terms when used herein with capitalization shall  have the  following  meanings,  unless a different meaning  shall  be  expressly stated:



       AGREEMENT   means  this  Transmission  Service  and  Interconnection

Agreement between O'BRIEN and PSE&G.



      ALTERNATE PROJECT SITE means the site located on portions of  parcels in the City of Newark, County of Essex and State of  New Jersey as follows:

(i)  Lot  32  Block  2407 on the Tax Map of the City of  Newark  and  being commonly  known as 335-347 Raymond Boulevard, Newark, New Jersey; and  (ii)

Lot  5  Block 2406 on the Tax Map of the City of Newark and being  commonly known  as  55-56  Lockwood Street, Newark, New Jersey; and (iii)  that  Lot known as the Morris Canal Bed Property.

      BASIC  SERVICE means the receipt by PSE&G at the RECEIPT POINT  of  a level of kilowatts of NET ELECTRICAL POWER OUTPUT for DELIVERY TO JCP&L  in

accordance with the level specified in Article II of this AGREEMENT.



     BILLING STATEMENT means the monthly statement of charges PSE&G submits to  O'BRIEN for payment, as determined in accordance with Article X of this

AGREEMENT.



      CANCELLATION  COSTS means the actual costs and/or liabilities,  PSE&G

incurs  in  connection  with:   (i)  the cancellation  of  supplier  and/or

contractor  orders/agreements entered into to  install  and  construct  the

INTERCONNECTION; (ii) removal of interconnection facilities which have been installed  and  are  not required to maintain the integrity  of  the  PSE&G subtransmission network.



      COGENERATION FACILITY means the gas turbine with heat recovery  steam

generator,   one  (1)  steam  turbine,  synchronous  generators   and   all

appurtenant  structures  and equipment which O'BRIEN  plans  to  construct,

install,  own,  operate and maintain at the PROJECT SITE, which  generators have in aggregate a nameplate rating of 51,400 kilowatts.

     COMMERCIAL OPERATION means the production of electric power and energy at  the  COGENERATION FACILITY and the supply of such  electric  power  and energy  to PSE&G at the RECEIPT POINT for DELIVERY TO JCP&L, commencing  on the DATE OF COMMERCIAL OPERATION.



     CREDIT means Irrevocable Letter of Credit.



      DATE OF COMMERCIAL OPERATION means the date O'BRIEN designates as the date  on  which the electric generation units at the COGENERATION  FACILITY and  the SUBSTATION FACILITY have been completed, tested and inspected  and are  available for and capable of:  (i) production of electrical power  and energy;  and  (ii)  the supply thereof to PSE&G at the  RECEIPT  POINT  for

DELIVERY TO JCP&L.



       DATE   OF  INITIAL  OPERATION  means  the  date  on  which   O'BRIEN

synchronizes,  for  the  first time, any electric generation  unit  at  the

COGENERATION FACILITY with the PUBLIC SERVICE SYSTEM.



      DATE OF START-UP means the date PSE&G designates as the date on which the SUBSTATION FACILITY will be energized and PSE&G commences the supply of electric power and energy to the PROJECT.

      DELIVERY  TO JCP&L means:  (i) the hourly communication by  PSE&G  to

JCP&L  of  the amount of NET ELECTRICAL ENERGY produced by the COGENERATION

FACILITY  which was received at the RECEIPT POINT by PSE&G for the  account of  JCP&L  during  the previous hour; (ii) the simultaneous  adjustment  by

PSE&G  of  its  hourly measured interconnection energy  interchange  in  an amount  equal  to  the  NET  ELECTRICAL ENERGY so  received;  and  (iii)the simultaneous  adjustment  by JCP&L of its hourly  measured  interconnection energy  interchange  in  an amount equal to the NET  ELECTRICAL  ENERGY  so reported to JCP&L by PSE&G.



      EXCESS SERVICE means the receipt by PSE&G at the RECEIPT POINT  of  a level of kilowatts of NET ELECTRICAL POWER OUTPUT for DELIVERY TO JCP&L  in

excess  of the level of kilowatts of BASIC SERVICE then applicable pursuant to and in accordance with the provisions of Article II of this AGREEMENT.



      FINANCIER means any individual(s) or entity(ies):  (i) lending  money to O'BRIEN for (a) the construction and operation of the PROJECT and/or (b)

the refinance or take-out of any such loan(s); and/or (ii) participating as an  equity investor in the PROJECT; and/or (iii) any lessor under  a  lease finance arrangement.  FINANCIER also includes any Trustee, acting on behalf of any of the foregoing individual(s) or entity(ies).

      INITIAL OPERATION means the production of electric power and  energy,

commencing  on  the  DATE OF INITIAL OPERATION and prior  to  the  DATE  OF

COMMERCIAL OPERATION, by the PROJECT's electric generation unit(s) and  the supply of such electric power and energy to PSE&G at the RECEIPT POINT  for

DELIVERY TO JCP&L.



       INTERCONNECTION  means  the  26,000-volt  line  extension,   circuit

reinforcements  and  associated  terminal facility  reinforcements  to  the

PUBLIC SERVICE SYSTEM to be designed, constructed and installed by PSE&G to interconnect  the  PROJECT with and to the PUBLIC SERVICE  SYSTEM  for  the purpose  of  enabling  PSE&G  to receive up  to  56,000  kilowatts  of  NET

ELECTRICAL  POWER  OUTPUT  and associated NET ELECTRICAL  ENERGY  from  the

COGENERATION  FACILITY  pursuant  to  the  terms  and  conditions  of  this

AGREEMENT.   The  Proposed Plan for the INTERCONNECTION  is  set  forth  on

Exhibit 1.



     ISSUER means a commercial bank or other entity issuing the CREDIT.



      LOAN  AGREEMENT mean any agreement between O'BRIEN and  one  or  more

FINANCIERS  pursuant  to  which  O'BRIEN  arranges  for  and  obtains  debt financing to construct and/or operate the PROJECT.

     MONTH means calendar month commencing at 12:00.01 a.m. Eastern Time on the first day of the calendar month and concluding at midnight Eastern time on the final day of the same calendar month.



      NET ELECTRICAL ENERGY means the gross amount of electrical energy  in kilowatt  hours produced by electric generation unit(s) at the COGENERATION

FACILITY  less:   (i)  the  electrical  energy  consumed  for  use  by  the

COGENERATION  FACILITY;  and (ii) the electrical  energy  consumed  in  the transformation and transmission of the electrical energy produced, if  any,

prior  to the receipt of such electrical energy production by PSE&G at  the

RECEIPT POINT.



     NET ELECTRICAL POWER OUTPUT means the gross amount of electrical power

in   kilowatts  produced  by  any  electric  generation  unit(s)   at   the

COGENERATION FACILITY less:  (i) the electrical power consumed for  use  by the  COGENERATION FACILITY; and (ii) the electrical power consumed  in  the transformation and transmission of the electrical power produced,  if  any,

prior  to the receipt of  such electrical power production by PSE&G at  the

RECEIPT POINT.



     OPERATIONAL EMERGENCY means the existence of a physical or operational condition and/or the occurrence of an event on the

PUBLIC  SERVICE  SYSTEM  which is imminently likely  to  endanger  life  or property and/or affects or impairs and/or imminently will affect or impair:

(i)  PSE&G's  ability to discharge its statutory obligation(s)  to  provide safe,  adequate and proper service to retail and sale-for resale customers;

and/or (ii) the safety and/or reliability of the PUBLIC SERVICE SYSTEM.



      ORIGINAL  PROJECT SITE means the site located on Lots 58  and  75  of

Block 2412 in the City of Newark, County of Essex and State of New Jersey.



      PROJECT  means  the  COGENERATION FACILITY, SUBSTATION  FACILITY  and associated facilities and equipment to be constructed, owned, operated  and maintained  by  O'BRIEN at the PROJECT SITE for the purpose of  generating,

among other things, electric power and energy.



     PROJECT SITE means ALTERNATE PROJECT SITE or ORIGINAL PROJECT SITE, as applicable.



       PUBLIC   SERVICE   SYSTEM  means  the  electric  power   generation,

transmission,  subtransmission and distribution facilities owned,  operated and  maintained by PSE&G, which will include the circuit reinforcements and associated  terminal  facility  reinforcements  required  to  complete  the

INTERCONNECTION.

      RECEIPT POINT, also referred to as POINT OF INTERCONNECTION,  is  the

point   of  physical  connection  of  the  PROJECT  to  the  PSE&G  26   KV

subtransmission  system  located at the point at  which  the  PSE&G  26  KV subtransmission system meets with and connects to the SUBSTATION  FACILITY.

The   RECEIPT   POINT  is  identified  on  the  Proposed   Plan   for   the

INTERCONNECTION.



      RELEASE  NOTICE  means  the written notice  O'BRIEN  gives  to  PSE&G authorizing  PSE&G  to  commence  the tasks  associated  with  the  design,

construction and installation of the INTERCONNECTION.



      REQUIRED  PERMIT  means  any permit, license  or  approval  from  any regulatory or governmental body which is required to be obtained  by  PSE&G to install, construct, own, operate and/or maintain the INTERCONNECTION.



      SERVICE means the rendition by PSE&G to O'BRIEN of BASIC SERVICE only or BASIC SERVICE and EXCESS SERVICE pursuant to and in accordance with this

AGREEMENT.



     SUBSTATION FACILITY means the facilities to be constructed, installed,

owned,  operated and maintained by O'BRIEN at the PROJECT SITE  to  connect the  COGENERATION FACILITY to the PUBLIC SERVICE SYSTEM for the purpose  of enabling O'BRIEN to supply to
the  RECEIPT  POINT,  in a safe and reliable manner, NET  ELECTRICAL  POWER

OUTPUT  and  associated NET ELECTRICAL ENERGY produced by the  COGENERATION

FACILITY  for receipt by PSE&G.



                                ARTICLE II



                               BASIC SERVICE



      PSE&G shall be obligated, as hereinafter defined, effective with  the

DATE  OF  COMMERCIAL  OPERATION, to provide to O'BRIEN  a  level  of  BASIC

SERVICE  up to but not in excess of 52,000 kilowatts.  BASIC SERVICE  shall be  subject to interruption, curtailment or reduction only as specified  in

Article V.



     Upon notice to PSE&G consistent with the provisions of this paragraph,

O'BRIEN shall have the right to renominate (Renomination) a level of  BASIC

SERVICE  up  to but not in excess of a level of 56,000 kilowatts.   In  the

event O'BRIEN elects to make a Renomination, O'BRIEN shall notify PSE&G  in writing of the renominated level of BASIC SERVICE ninety (90) days prior to the effective date for such renominated level of BASIC SERVICE.



      Nothing  herein  shall  limit  the  ability  of  O'BRIEN  to  make  a

Renomination of BASIC SERVICE to any level below the level of BASIC SERVICE in  effect at the time of the Renomination, provided however that,  in  the event  O'BRIEN makes a Renomination in the form of a reduction to its level of  BASIC  SERVICE (Reduced Level), O'BRIEN shall be obligated  to  provide twenty-four  (24) MONTHS notice to PSE&G prior to PSE&G being obligated  to provide BASIC SERVICE to O'BRIEN at a level greater than the Reduced  Level then in effect.

      Other than as provided for in Article XIII of this AGREEMENT, O'BRIEN shall  have  no  obligation  to pay for the costs  of  any  facilities  and equipment  which PSE&G may be required to purchase, construct  and  install solely  as  a consequence of providing a level of BASIC SERVICE to  O'BRIEN pursuant to any Renomination affected in accordance with this Article II.



                                ARTICLE III



                              EXCESS SERVICE



      Effective with the DATE OF COMMERCIAL OPERATION, O'BRIEN may  request

EXCESS SERVICE from PSE&G, and, if EXCESS SERVICE is requested, PSE&G shall use best efforts, as hereinafter defined, to accommodate O'BRIEN's request.

However,  PSE&G shall not be obligated in any way, at any time, to  receive at  the  RECEIPT  POINT NET ELECTRICAL POWER OUTPUT  in  excess  of  56,000 kilowatts.  EXCESS SERVICE shall be subject to interruption, curtailment or reduction only as specified in Article V.



      PSE&G's  commitment, if any, to provide EXCESS SERVICE,  pursuant  to

O'BRIEN's  request  therefor, shall be limited to a commitment  to  provide

such  EXCESS  SERVICE for a period of one (1) MONTH in duration.   For  any

MONTH  in  which  O'BRIEN requires EXCESS SERVICE,  O'BRIEN  shall  make  a request  for same to PSE&G at least forty-five (45) calendar days prior  to the  first  day  of  the  MONTH  for  which  EXCESS  SERVICE  is  requested

(Applicable  Month).   PSE&G shall notify O'BRIEN  within  twenty-one  (21)

calendar days of O'BRIEN's request for EXCESS SERVICE of the amount, if any, of EXCESS SERVICE PSE&G is able to provide to O'BRIEN for and  during  the Applicable Month.  In the event PSE&G is able  to  provide

EXCESS  SERVICE,  PSE&G's  commitment to provide EXCESS  SERVICE  shall  be limited to an obligation to provide EXCESS SERVICE, as agreed to by  PSE&G,

solely  for  the  Applicable Month.  At the conclusion  of  the  Applicable

Month,  PSE&G's  commitment and associated obligation  for  the  Applicable

Month  shall expire.  In the event O'BRIEN desires to have PSE&G  renew  or resume  EXCESS SERVICE for any additional or other monthly period,  O'BRIEN

shall  make  a  request therefor as provided in this Article III.   PSE&G's

ability  to  renew  or  resume EXCESS SERVICE for any additional  or  other monthly  period, the making of any commitment by PSE&G and the  nature  and extent of any such commitment, will be determined by PSE&G at that time, in accordance with the provisions of this Article.  Any request by O'BRIEN for

EXCESS SERVICE and any decision by PSE&G relative to such request shall  be confirmed in writing by the other party within ten (10) days of any request and decision, respectively.



      PSE&G's  best  efforts to provide EXCESS SERVICE shall be  contingent upon  PSE&G's ability to provide EXCESS SERVICE and such best efforts shall be subordinate and subject to and must abide a determination by PSE&G that:

(i) the PUBLIC SERVICE SYSTEM is capable of receiving from the COGENERATION

FACILITY  NET  ELECTRICAL POWER OUTPUT in excess  of  the  level  of  BASIC

SERVICE  then  applicable;  and (ii) the rendition  of  EXCESS  SERVICE  is compatible to and does not interfere with or impair

PSE&G's ability to operate the PUBLIC SERVICE SYSTEM in a manner so  as  to render  safe, reliable, adequate, proper and economic service to its retail and  sale-for-resale  customers.  Except  as  otherwise  provided  in  this

AGREEMENT,  PSE&G  shall  not be obligated to:  (i)  construct,  reinforce,

replace   or   enlarge   any   electric  power  generation,   transmission,

subtransmission or distribution facilities; and/or (ii) adopt or engage  in any extraordinary operating practice(s), such as off-economic operation  of generating  units, in order to meet or satisfy its best efforts  commitment to accommodate O'BRIEN's requests for EXCESS SERVICE.



                                ARTICLE IV



                              PHASE-IN PERIOD



      Subject  to  the  provisions of Article XX, PSE&G will  energize  the

SUBSTATION FACILITY and supply electric power and energy to the PROJECT  as of  the  DATE OF START-UP to permit O'BRIEN to conduct and complete testing of  PROJECT equipment and facilities.



       Upon  completion  of  pre-operation  testing  of  PROJECT  equipment facilities,  O'BRIEN plans to commence conducting test  operations  of  its electric generation units.  O'BRIEN anticipates that the test operations of the  electric  generation  units will take  approximately  six  (6)  months

(hereinafter referred to as the Phase-In Period).  The Phase-In Period will commence on the DATE OF INITIAL OPERATION and shall terminate on the DATE OF COMMERCIAL OPERATION, except as may otherwise be agreed to in writing by PSE&G.



     O'BRIEN anticipates that during the Phase-In Period electric power and energy will be produced at the COGENERATION FACILITY and supplied to  PSE&G at  the  RECEIPT  POINT for DELIVERY TO JCP&L.  PSE&G  shall  be  obligated during  the  Phase-In Period to receive at the RECEIPT POINT  the  electric power  and  energy produced at the COGENERATION FACILITY  for  DELIVERY  TO

JCP&L;  provided however, PSE&G shall not be obligated to  receive  at  the

RECEIPT  POINT  for  and during any MONTH prior to the DATE  OF  COMMERCIAL

OPERATION  a  level  of kilowatts in excess of the level  of  kilowatts  of

BASIC  SERVICE  then  available pursuant to  and  in  accordance  with  the provisions  of Article II; provided however, PSE&G shall use best  efforts,

as defined in Article III, to provide during the Phase-In Period a level of

SERVICE  up to but not in excess of 56,000 kilowatts, when and as requested by O'BRIEN.



                                 ARTICLE V



             INTERRUPTION, CURTAILMENT OR REDUCTION OF SERVICE



                                 Section A



                     Public Service System Conditions



      PSE&G  intends  to  provide SERVICE to O'BRIEN without  interruption,

curtailment  or  reduction.  PSE&G shall use best efforts to  provide  same without interruption, curtailment or reduction.  However, PSE&G cannot  and does not guarantee that

SERVICE  will be free from interruption, curtailment or reduction.  SERVICE shall be subject to interruption, curtailment or reduction as a consequence of any of the following actions, operational conditions and/or events:  (i)

actions  PSE&G must institute to enable PSE&G to operate the PUBLIC SERVICE

SYSTEM  so  as  to  discharge its statutory obligations  to  provide  safe,

adequate  and  proper service to its retail and sale-for-resale  customers;

(ii)  actions  PSE&G  must  institute to  enable  PSE&G  to  discharge  its obligations under the PJM Agreement; (iii) actions PSE&G must institute  to enable PSE&G to discharge its obligations under its Agreement with the Mid-

Atlantic  Area  Coordination Group; (iv) actions instituted on  the  PUBLIC

SERVICE  SYSTEM  by  automatic control or actions PSE&G must  institute  by manual  control  for  the  purpose of maintaining the  overall  safety  and reliability  of  or  otherwise protecting the PUBLIC  SERVICE  SYSTEM;  (v)

action(s)  PSE&G  must  institute for the purpose of  maintenance,  repair,

improvement,  reinforcement, relocation, rearrangement, replacement  and/or installation of any equipment or facilities on the PUBLIC SERVICE SYSTEM or action(s) PSE&G must institute for the purpose of the investigation  and/or inspection  of  any  such equipment or facilities  on  the  PUBLIC  SERVICE

SYSTEM; or (vi) PSE&G experiencing an event of Force Majeure, as defined in

Article  XVIII,  provided however, PSE&G may interrupt, curtail  or  reduce

SERVICE  to  O'BRIEN  only  where,  and  for  as  long  as  such  event(s),

operational condition(s) or action(s) requires or necessitates
an  interruption, curtailment or reduction of SERVICE to O'BRIEN.   Nothing

contained  in  this Section A shall permit PSE&G to interrupt,  curtail  or reduce SERVICE to O'BRIEN solely for reasons of economic dispatch.



     In exercising its operation discretion under the AGREEMENT, PSE&G will not  arbitrarily  discriminate against O'BRIEN in allocating  any  required curtailment, reduction or interruption of SERVICE as may be required by the provisions of this Article V.



      Where  practicable, PSE&G shall give O'BRIEN advance  notice  of  any interruption, curtailment or reduction of SERVICE affected pursuant to this

Section  A,  the circumstances requiring or necessitating the interruption,

curtailment or reduction of SERVICE and, if able, the reasons therefor, and the  extent  and duration thereof.  In the event PSE&G is unable,  for  any reason, to give O'BRIEN advance notice of such an interruption, curtailment or  reduction  of SERVICE, PSE&G shall, as soon thereafter as  practicable,

contact  O'BRIEN  to confirm such interruption, curtailment  or  reduction,

explaining  the circumstances requiring or necessitating the  interruption,

curtailment  or reduction, and, if able, furnish the reasons  therefor  and the extent and duration thereof.



     In the event SERVICE is interrupted, curtailed or reduced by PSE&G for any  reason  specified in this Section A, PSE&G shall use best  efforts  to resume SERVICE to O'BRIEN.

                                 Section B



                            Project Conditions



     PSE&G may interrupt, curtail or reduce SERVICE to O'BRIEN in the event

O'BRIEN  fails to meet, satisfy or discharge its obligations under articles

VI,  VII, or XI, as such obligations are defined therein; provided however,

any  such  interruption, curtailment or reduction  of  SERVICE  for  or  on account of O'BRIEN's failure to meet, satisfy or discharge such obligations may  only  be  effected  by PSE&G pursuant to and in  accordance  with  the provisions of  this Section B.



      In  the  event  O'BRIEN  fails  to meet,  satisfy  or  discharge  its obligations under the Articles specified in the preceding paragraph and, as a  consequence, a condition arises, a practice exists or an event occurs at the  PROJECT which creates an OPERATIONAL EMERGENCY, PSE&G shall  have  the right  to  interrupt,  curtail or reduce SERVICE to O'BRIEN  without  being obligated  to provide to O'BRIEN notice thereof or without being  obligated to  afford  to  O'BRIEN,  prior  to any such interruption,  curtailment  or reduction  of SERVICE, a right to cure the precipitating cause  of  or  the event,  condition  or  practice which exists or  occurs  (Cause);  provided however, where practicable, PSE&G shall provide O'BRIEN with advance notice of  the interruption, curtailment or reduction, the circumstances requiring or  necessitating the interruption, curtailment or reduction and, if known,

the  reasons  therefor.  In the event PSE&G is unable, for any  reason,  to give O'BRIEN advance notice of such an
interruption,  curtailment or reduction of SERVICE, PSE&G  shall,  as  soon thereafter  as  practicable, contact O'BRIEN to confirm such  interruption,

curtailment   or  reduction,  and,  inform  O'BRIEN  of  the  circumstances requiring  or  necessitating the interruption, curtailment or reduction  of

SERVICE  and,  if  able, furnish the reasons therefor and  the  extent  and

duration  thereof.   In the event of such an interruption,  curtailment  or

reduction,  PSE&G shall be obligated to resume SERVICE to O'BRIEN  if,  but only if, O'BRIEN has corrected or remedied the Cause which necessitated the interruption, curtailment or reduction.



      In  the  event  O'BRIEN  fails  to meet,  satisfy  or  discharge  its obligations  under  the Articles specified in the first paragraph  of  this

Section  B and, as a consequence, a condition arises, a practice exists  or an  event  occurs  at  the PROJECT which, although it does  not  create  an

OPERATIONAL  EMERGENCY, if permitted to continue or reoccur,  may,  in  the reasonable  judgment  of PSE&G, result in the creation  of  an  OPERATIONAL

EMERGENCY,  PSE&G  shall  notify O'BRIEN of  the  occurrence  or  existence thereof and afford to O'BRIEN a right to correct or remedy the Cause  prior to  effecting  any  interruption,  curtailment  or  reduction  of  SERVICE.

O'BRIEN  shall have thirty (30) days from receipt of PSE&G's  notice:   (i)

to  correct or remedy the Cause; or (ii) in the event such Cause cannot  be identified  and/or remedied and/or corrected within such thirty (30)  days,

to   submit  to  PSE&G,  for  its  approval,  a  plan,  and  timetable  for implementation thereof, setting forth specific actions O'BRIEN will take to correct or remedy the Cause. In the event:

(I)  the Cause cannot be identified and/or remedied and/or corrected within such  thirty (30) day period and O'BRIEN fails to submit a plan within such period  to correct or remedy the Cause; or (ii) a plan is submitted  within such  period,  and  O'BRIEN fails to exercise best  efforts  thereafter  to implement  such plan, PSE&G shall have the right thereafter, on  reasonable notice  to  O'BRIEN,  to interrupt, curtail or reduce SERVICE  to  O'BRIEN.

However,  if,  during the pendency of any cure period afforded  to  O'BRIEN pursuant  to  this  Section B, the Cause creates an OPERATIONAL  EMERGENCY,

PSE&G may thereafter interrupt, curtail or reduce SERVICE to O'BRIEN.



      Any  notice PSE&G is obligated to provide to O'BRIEN pursuant to  the provisions  of  the  preceding paragraph of this  Section  B  shall  be  in

writing.   Likewise,  any  plan O'BRIEN is obligated  to  submit  to  PSE&G pursuant  to  the provisions of the preceding paragraph of this  Section  B shall also be in writing.



       Regardless  of  the  existence  or  potential  for  creation  of  an

OPERATIONAL  EMERGENCY on the PUBLIC SERVICE SYSTEM, PSE&G  may  interrupt,

curtail  or  reduce SERVICE to O'BRIEN for and/or on account  of  O'BRIEN's failure  to  met or discharge its obligations under Article XI to  pay  any

BILLING  STATEMENT  when  due.  In the event such  a  right  to  interrupt,

curtail  or  reduce SERVICE to O'BRIEN arises, PSE&G shall provide  written notice to O'BRIEN of its intention to interrupt, curtail or reduce SERVICE,

stating the reasons therefor, prior to affecting any
interruption,  curtailment or reduction.  O'BRIEN shall  have  thirty  (30)

days  from the date of the notice to cure the precipitating cause.  In  the event O'BRIEN fails to cure the precipitating cause within such thirty (30)

day period, PSE&G may thereafter interrupt SERVICE to O'BRIEN.



      Except  as  otherwise provided in this Section B, in the event  PSE&G interrupts SERVICE to O'BRIEN for any reason specified in paragraphs  three and  give of this Section B, PSE&G shall be obligated to resume SERVICE  to

O'BRIEN  if,  but only if O'BRIEN has, as applicable, either  corrected  or remedied  the  precipitating cause of or the event, practice  or  condition which necessitated the interruption, curtailment or reduction of SERVICE or demonstrates  to PSE&G that O'BRIEN has identified the precipitating  cause of  the  event,  practice or condition which necessitated the interruption,

curtailment or reduction and immediately thereafter commences a  bona  fide effort, pursuant to a plan, to remedy or correct same; provided however, if the  interruption  was triggered as a consequence of O'BRIEN's  failure  to meet  or  discharge its obligation under Article XI, PSE&G  shall  have  no obligation  to resume SERVICE to O'BRIEN unless and until such  failure  is corrected or remedied.



                                 Section C



                            Service Conditions



      PSE&G  shall not be obligated at any time to receive at  the  RECEIPT

POINT a level of NET ELECTRICAL POWER OUTPUT in excess of the level of SERVICE PSE&G is obligated to provide to O'BRIEN pursuant

to  and in accordance with the terms and conditions of this AGREEMENT.   In

the  event O'BRIEN supplies to the RECEIPT POINT, at any time, a  level  of

NET  ELECTRICAL  POWER OUTPUT in excess of the level of  SERVICE  PSE&G  is obligated  to provide under this AGREEMENT, PSE&G shall have the  right  to request O'BRIEN, and if so requested, O'BRIEN shall have the obligation  to reduce  as  soon as practicable after any such request the  supply  of  NET

ELECTRICAL POWER OUTPUT to PSE&G at the RECEIPT POINT to a level consistent with  the  level of SERVICE PSE&G is obligated to provide to O'BRIEN  under this  AGREEMENT.  In the event O'BRIEN is supplying to PSE&G at the RECEIPT

POINT   a  level of NET ELECTRICAL POWER OUTPUT in excess of the  level  of

SERVICE PSE&G is obligated to provide to O'BRIEN pursuant to this AGREEMENT and  O'BRIEN fails to reduce the supply of NET ELECTRICAL POWER  OUTPUT  to the  level of SERVICE PSE&G is obligated to provide.  PSE&G shall have  the right  to  interrupt, curtail or reduce SERVICE to O'BRIEN.  In  the  event

PSE&G  interrupts, curtails or reduces SERVICE to O'BRIEN pursuant  to  the provisions of this Section C, PSE&G shall be obligated to resume SERVICE to

O'BRIEN if, but only if, O'BRIEN commits to use best efforts thereafter  to control  its  supply  to the RECEIPT POINT consistent  with  the  level  of

SERVICE PSE&G is then obligated or then willing to provide to O'BRIEN.

                                ARTICLE VI



                          OPERATIONS COORDINATION



      Effective with the DATE OF INITIAL OPERATION and during any  term  of this  AGREEMENT, O'BRIEN shall use best efforts to coordinate the operation

of  the  PROJECT   with  the operation of the PUBLIC  SERVICE  SYSTEM.   To

discharge  its  best  efforts  obligation to coordinate  operation  of  the

PROJECT  with  the PUBLIC SERVICE SYSTEM, O'BRIEN shall:  (i)  use  SERVICE with  due  regard for the safety, security and reliability  of  the  PUBLIC

SERVICE  SYSTEM;  (ii)  maintain a power factor at  or  as  near  unity  as practicable  at  the point of connection of the PROJECT  with  and  to  the

PUBLIC  SERVICE SYSTEM, unless requested otherwise by PSE&G; (iii)  control its  voltage and speed to values acceptable to PSE&G consistent with  sound utility  practice; (iv) coordinate its relaying and fusing so as to conform with PSE&G's system protection practices, in effect from time to time;  (v)

maintain  the  PROJECT  in  a safe and reliable operating  condition;  (vi)

submit  to  PSE&G  the  monthly schedules and estimates  required  by  this

Article;  and  (vii)  perform  such other  actions  as  may  be  reasonably requested  by  PSE&G,  to enable PSE&G to (a) operate  the  PUBLIC  SERVICE

SYSTEM  in  a  safe and reliable manner and (b) operate the PUBLIC  SERVICE

SYSTEM  so  as to discharge PSE&G's statutory obligations to provide  safe,

adequate and proper service to its retail and sale-for-resale customers.



     As of the DATE OF COMMERCIAL OPERATION, O'BRIEN shall provide to PSE&G by the first (1st) day of each MONTH the
following:   (i)  an hourly schedule of the estimated NET ELECTRICAL  POWER

OUTPUT O'BRIEN plans to supply to the RECEIPT POINT for receipt by PSE&G in the  succeeding MONTH; (ii) an estimate of the generation of NET ELECTRICAL

ENERGY  which O'BRIEN plans to supply to the RECEIPT POINT for  receipt  by

PSE&G  in the succeeding MONTH; (iii) an estimate of the generation of  NET

ELECTRICAL  ENERGY which O'BRIEN plans to supply to the RECEIPT  POINT  for receipt  by PSE&G for the succeeding twelve (12) MONTHs; (iv) the name  and telephone  number of responsible management level employees for contact  by

PSE&G  personnel  at any time during the succeeding MONTH relative  to  any matter arising out of, relating to, or resulting from PSE&G's obligation to provide  SERVICE  to  O'BRIEN under this AGREEMENT.  In  addition,  O'BRIEN shall  furnish  to  PSE&G,  on  an annual  basis,  a  schedule  of  planned maintenance and/or repair activities for the succeeding twelve (12) months.



     O'BRIEN shall use best efforts to conduct its operations in accordance with  the  data  and  information submitted to PSE&G  as  required  in  the preceding  paragraph, provided however any deviation(s) in the COGENERATION

FACILITY's operations necessitated by and as a consequence of unanticipated occurrences,  conditions or events will not constitute  a  breach  of  this

AGREEMENT;  provided further however, O'BRIEN will provide to PSE&G,  where and when able, advance notice, in a timely manner, of any such deviation(s)

of a material nature in
the  COGENERATION  FACILITY's operations, and  if  requested,  the  reasons therefor.



      Pursuant  to  and consistent with O'BRIEN's obligation to  coordinate operation  of the PROJECT with the operation of the PUBLIC SERVICE  SYSTEM,

O'BRIEN shall install and maintain, at its expense during any term of  this

AGREEMENT a telephone line reserved for communication by and between  PSE&G operating personnel and O'BRIEN operating personnel.



      PSE&G  may  request,  and, when requested,  O'BRIEN  shall  use  best efforts,  consistent  with O'BRIEN's obligation  to  meet  Newark  Boxboard

Inc.'s  steam requirements, to provide reactive power, leading or  lagging,

from  the  COGENERATION  FACILITY  up  to  the  operating  limits  of   the

COGENERATION  FACILITY  up  to the operating  limits  of  the  COGENERATION

FACILITY  to  the  extent  that it does not  require  a  reduction  in  NET

ELECTRICAL  POWER  OUTPUT  and  further, in the  event  of  an  OPERATIONAL

EMERGENCY,  PSE&G  may request and, if PSE&G makes such a request,  O'BRIEN shall use best efforts, consistent with O'BRIEN's obligation to meet Newark

Boxboard  Inc.'s  steam requirements, to provide same up to  the  operating limits  of  the  COGENERATION FACILITY, whether  or  not  same  requires  a reduction in NET ELECTRICAL POWER OUTPUT.



     PSE&G shall use best efforts to coordinate with and provide to O'BRIEN advance  notice  of  any  maintenance, repair,  rearrangement,  relocation,

removal  or reinforcement activities which might interfere with  or  impair

the   operation  of  the  COGENERATION  FACILITY  so  as  to  minimize  any interruption, curtailment or reduction of SERVICE to O'BRIEN; provided however, that the scheduling, implementation and conduct of such activities shall remain within the sole discretion of PSE&G.



                                ARTICLE VII



                NET ELECTRICAL POWER OUTPUT SPECIFICATIONS



      The  NET  ELECTRICAL POWER OUTPUT supplied by O'BRIEN to the  RECEIPT

POINT for receipt by PSE&G during the term of this AGREEMENT shall be at  a nominal voltage of 26,400-volts, 60 Hertz, balanced three-phase alternating current  produced  by  a synchronous generator(s) equipped  with  automatic voltage  regulation and automatic speed control.  The NET ELECTRICAL  POWER

OUTPUT  shall  be  free from harmonics which would interfere  with  PSE&G's metering  accuracy,  the PUBLIC SERVICE SYSTEM, or the quality  of  PSE&G's

service  to  its retail and sale-for-resale customer loads.   In  no  event

shall  the operation of the COGENERATION FACILITY result in total  harmonic distortion, as defined by the IEEE Standard 519 - 1981 as revised,  greater than  five percent (5%) of the fundamental component measured at the  POINT

OF INTERCONNECTION.



                               ARTICLE VIII



                                   TERM



      PSE&G shall provide SERVICE to O'BRIEN for a term of twenty-five (25)

years  (hereinafter  referred to as the Primary Term).   The  Primary  Term

shall commence on the DATE OF COMMERCIAL OPERATION.

      O'BRIEN shall have the right to renew this AGREEMENT pursuant to  the charges  and under the terms and conditions of this AGREEMENT,  as  may  be modified  in  accordance  with  Article XXXI,  for  a  six  (6)  year  term immediately  succeeding  the  Primary  Term  (herein  referred  to  as  the

Subsequent Term).



       This  AGREEMENT  and  each  party's  obligation(s)  hereunder  shall automatically terminate twenty-five (25) years from the DATE OF  COMMERCIAL

OPERATION  unless this AGREEMENT is renewed pursuant to and  in  accordance with  the  provisions of the preceding paragraph.  In the event of  such  a renewal,  this  AGREEMENT  and  each party's  obligations  hereunder  shall automatically  terminate thirty-one (31) years from the DATE OF  COMMERCIAL

OPERATION.



                                ARTICLE IX



                     EFFECTIVENESS AND ENFORCEABILITY



      This AGREEMENT represents a negotiated agreement between the parties,

and the charges and terms and conditions contained herein are acceptable to each.  It is understood by the parties that this AGREEMENT must be filed at and  accepted for filing by the FERC.  Notwithstanding the requirement  for

FERC  review  and  acceptance  for  filing,  this  AGREEMENT  shall  become effective  and  enforceable,  as between the parties,  upon  execution  and pending
a  filing  at and review by the FERC, provided however, that the provisions relative  to  transmission service shall become effective  and  enforceable only  after  FERC  acceptance for filing without condition or  modification thereof  deemed to be material by either party hereto.  In  the  event  the

FERC  accepts  this  AGREEMENT  for filing subject  to  refund,  such  FERC acceptance  shall  not  be deemed as a condition or  modification  for  the purposes of effectiveness of this AGREEMENT under this Article.



      In  connection  with any FERC review of this AGREEMENT  as  initially filed,  in  the  event the FERC modifies any material  term  or  condition,

alters  any  charge(s) contained in this AGREEMENT or in any way conditions its  approval  of this AGREEMENT or in any way conditions its  approval  of this AGREEMENT, and any party determines that it is adversely affected in a material  way by such FERC action and/or decision the parties hereby  agree to  promptly  resume  negotiations, in good faith, in an  effort  to  reach agreement  on  a  charge for SERVICE, or on terms and  conditions  mutually agreeable  to the parties relative to the subject matter of this AGREEMENT.

If  no  agreement  is reached within thirty (30) days of such  FERC  action and/or decision the party so affected shall have the right to terminate  or

cancel  this  AGREEMENT  by  filing  written  notice  of  cancellation   or

termination  (hereinafter referred to as Notice of Cancellation)  with  the

FERC  and  serving a copy thereof on the other party.  Any such  Notice  of

Cancellation  may be filed after such thirty (30) day period but  no  later than forty-five (45) days after such FERC decision is final and not subject to any
further administrative or judicial review; provided however, neither  party shall  be  obligated to seek rehearing and/or judicial review of  any  FERC

decision.   In  the  event any party files a Notice  of  Cancellation,  the parties  hereto  agree  that the cancellation or termination  shall  become effective and the parties' obligations under this AGREEMENT shall terminate sixty (60) days after the filing of the Notice of Cancellation or, at  such earlier date, as otherwise ordered by the FERC.



      PSE&G  shall  use best efforts to file this AGREEMENT with  the  FERC within  thirty  (30)  days of final execution of this AGREEMENT  and  after filing  same  the  parties hereto agree to take  such  action,  as  may  be appropriate, to expedite FERC approval thereof.



                                 ARTICLE X



                       TRANSMISSION SERVICE CHARGES



                                 Section A



     Except as otherwise specifically provided in this AGREEMENT, effective with the DATE OF COMMERCIAL OPERATION, O'BRIEN shall be obligated to pay to

PSE&G  the sum of the charges contained in Subparagraphs A, B, and C below,

in  accordance with the billing and payment procedures set forth in Article

XI:

          A.   a  monthly demand charge equal to seventy-five cents ($0.75)

               per kilowatt times the level of kilowatts of BASIC

               SERVICE PSE&G was obligated to provide to O'BRIEN during the

               MONTH for which the billing is being made; and



          B.   a  monthly  demand charge of seventy-five cents ($.075)  per kilowatt  times  the  greater of  the  following  number  of kilowatts:

               (i)  the  number  of  kilowatts of EXCESS SERVICE,  if  any,

                    which PSE&G committed to provide to O'BRIEN during  the

                    MONTH  for which the billing is being made pursuant  to

                    and consistent with Article III; or

               (ii) the   greatest  average  number  of  kilowatts  of  NET

                    ELECTRICAL POWER OUTPUT, if any, in excess of the level

                    of  kilowatts  of BASIC SERVICE PSE&G was obligated  to

                    provide  to  O'BRIEN  during the MONTH  for  which  the

                    billing is being made, received by PSE&G at the RECEIPT

                    POINT  during any fifteen (15) minute interval in  such

                    preceding MONTH; and

          C.   point  twenty-nine mills ($.00029) per kilowatt  hour  times the  number  of  kilowatt  hours of  NET  ELECTRICAL  ENERGY received by PSE&G at the RECEIPT POINT during the MONTH  for which the billing is being made.



      If,  as  a result of an event of Force Majeure as defined in  Article

XXII,  any electric generation unit at the PROJECT is out of operation  for

at   least  thirty  (30)  consecutive  days  (hereinafter  referred  to  as

Qualifying  Outage), O'BRIEN's demand charge payment for  any  MONTH  which includes  any  portion  of such Qualifying Outage  shall  be  adjusted,  if necessary,  and the amount of such payment shall be the sum of the  amounts

determined  as  follows:   (i)  during the period  of  any  MONTH  when  no

Qualifying  Outage exists, the demand charge payment for such period  shall

be   determined  by  multiplying  the  sum  of  the  charges  contained  in subparagraphs A and B of this Article X, as applicable, by a fraction,  the numerator  of  which  is  the number of hours during  which  there  was  no

Qualifying  Outage and the denominator of which is the number of  hours  in the MONTH; and (ii) during the period of any MONTH when a Qualifying Outage exists,  the  demand charge payment for such period shall be determined  by multiplying  the demand charge specified in this Article X by the  greatest average  number  of  kilowatts of NET ELECTRICAL POWER  OUTPUT  during  any fifteen  (15)  minute interval registered on PSE&G's electricity  recording meter during such

Qualifying Outage, and multiplying that result by a fraction, the numerator of  which is the number of hours during which the Qualifying Outage  exists and  the denominator is the number of hours in the MONTH.  PSE&G shall make any  demand charge adjustment due O'BRIEN for a Qualifying Outage  required by application of the provisions of this paragraph in the BILLING STATEMENT for  the  MONTH(s)  following the MONTH in which the  entitlement  to  such adjustment matures.



      In  the  event SERVICE is interrupted, curtailed or reduced by  PSE&G during  any  MONTH  for  any reason, other than  for  any  of  the  reasons specified  in Sections B and C of Article V, the demand charge O'BRIEN  was obligated  to pay for such MONTH pursuant to this Section A will be  abated by  multiplying the demand charge by the quantity one (1) minus a fraction,

the  numerator of which is the number of kilowatts by which  the  level  of

SERVICE  was  reduced, times the number of hours during which  SERVICE  was reduced  and the denominator of which is the level of SERVICE committed  to by PSE&G, times the number of hours in the MONTH.



      The  charges specified in subparagraphs A, B and C of this Section  A shall be subject to change as specified in Article XXXI.



                                 Section B



      Effective  with the DATE OF INITIAL OPERATION, and solely during  the

Phase-In Period, O'BRIEN shall pay to PSE&G for any

MONTH  one  point  three-two mills ($.00132) times the number  of  kilowatt hours  of  NET  ELECTRICAL ENERGY received by PSE&G at the  RECEIPT  POINT.

However, if as a result of an event of Force Majeure, as defined in Article

XXII,  the  DATE OF COMMERCIAL OPERATION does not occur on or  by  six  (6)

months of the DATE OF INITIAL OPERATION, the Phase-In period and the charge methodology  described in this subsection B shall remain in  effect  for  a period not to exceed the period of incapacity caused by the event of  Force

Majeure  provided  that  during such period of incapacity  so  caused  that

O'BRIEN uses best efforts to remedy the incapacity so caused.



      Unless  the  Phase-In Period is extended as a result of an  event  of

Force  Majeure as specified in the first paragraph of this Section  B,  six

(6)  months after the DATE OF INITIAL OPERATION, O'BRIEN shall be obligated to pay to PSE&G each MONTH an amount for SERVICE calculated pursuant to and in  accordance  with  the methodology specified in  Subsection  A  of  this

Article X.



                                ARTICLE XI



                            BILLING AND PAYMENT



      After the DATE OF INITIAL OPERATION, PSE&G shall read its electricity recording  meter(s) at the SUBSTATION FACILITY monthly in  connection  with making a determination of the charges to be billed to O'BRIEN for any MONTH in  accordance with the provision of Article X and shall thereafter prepare and present
to  O'BRIEN,  on  or before the tenth (10th) day of the  MONTH,  a  BILLING

STATEMENT  for  payment.  O'BRIEN shall pay each BILLING  STATEMENT  within thirty  (30)  days from the date of receipt but not later  than  the  tenth

(10th) day of the succeeding MONTH.  If presentation of a BILLING STATEMENT is  delayed  by PSE&G and/or is received by O'BRIEN after the tenth  (10th)

day  of the MONTH, then the time for payment shall be extended for a period of  time  equivalent  to  the  delay, provided however,  O'BRIEN  shall  be obligated to establish any delay in the receipt of any BILLING STATEMENT by appropriate documentation.  The BILLING STATEMENT shall contain a breakdown of  the  applicable charge components billed to O'BRIEN in accordance  with the  provisions of Article X.  O'BRIEN shall remit payment to PSE&G for any

BILLING  STATEMENT  to  the  PSE&G department  designated  on  the  BILLING

STATEMENT.



      In  the  event O'BRIEN fails to pay the entire amount of any  BILLING

STATEMENT when such is due, interest shall accrue on the unpaid portion  of such  BILLING  STATEMENT, from the due date to the date of  payment,  which interest shall accrue at a rate per annum equal to three percent (3%) above the prime rate of the Chase Manhattan Bank, N.A. or its successor in effect as  of the payment due date.  O'BRIEN shall pay the interest charge on  any such  unpaid BILLING STATEMENT or unpaid portion thereof when and as billed by PSE&G.



      PSE&G  shall  provide  to  O'BRIEN, upon a timely  request  therefor,

documentation and/or data available to PSE&G to enable

O'BRIEN to verify the accuracy of any BILLING STATEMENT.  However, any such request by O'BRIEN shall not extend the due date of or extend, postpone  or otherwise  affect  O'BRIEN's  obligation  to  pay  the  associated  BILLING

STATEMENT.



     In the event O'BRIEN disputes any BILLING STATEMENT, O'BRIEN shall pay to  PSE&G the entire amount thereof, when due, and shall together with  the payment  thereof  identify and present the dispute in  writing  and  submit documentation  substantiating  any  claim  made  relative  to  the  dispute

identified.   Upon  receipt  of notice of the dispute  and  the  supporting documentation, PSE&G shall have thirty (30) days (Period) from  receipt  of such notice to resolve such dispute with O'BRIEN.  In the event the dispute is  not  resolved within the Period, either party may submit the matter  to arbitration for resolution in accordance with Article XXIX.  The amount  of

any   BILLING  STATEMENT  disputed  by  O'BRIEN,  in  accordance  with  the provisions of this paragraph, which is ultimately determined to be due  and owing  by  PSE&G to O'BRIEN:  (i) which is not refunded to  O'BRIEN  on  or prior  to  the  expiration of the Period shall, until  payment,  thereafter accrue  interest, as of the last day of such Period, at a  rate  per  annum equal  to  three  percent (3%) above the prime rate of the Chase  Manhattan

Bank,  N.A., or its successor in effect as of that date; and (ii) shall  be refunded  to O'BRIEN, together with all interest accrued and owing thereon,

within ten (10) days of the date of such determination.

                                ARTICLE XII



                             METERING/RECORDS



      PSE&G  shall  install,  own,  operate  and  maintain  an  electricity recording meter at the SUBSTATION FACILITY which, in the judgment of PSE&G,

is required or necessary to enable PSE&G to make an accurate measurement of the  quantity of NET ELECTRICAL POWER OUTPUT and associated NET  ELECTRICAL

ENERGY  received at the RECEIPT POINT from the COGENERATION FACILITY.   The

electricity recording meter shall be of a type suitable for interconnection

billing  purposes.   The electricity recording meter, as  installed,  shall

have full load and light load "as left" accuracies that do not deviate more than  +  0.3% from 100%.  The lag load "as left" accuracy shall  be  within

0.5%  of  the  full load accuracy.  PSE&G shall operate and  maintain  such electricity  recording  meter  so  as to  assure,  to  the  maximum  extent practicable, that such meter provides an accurate record of the  quantities

supplied  to  and  received  by  PSE&G  at  the  RECEIPT  POINT  from   the

COGENERATION FACILITY.



      PSE&G  shall designate, select and specify all associated electricity recording  equipment  (associated equipment)  required  by  PSE&G  to  make measurement  of  NET ELECTRICAL POWER OUTPUT and associated NET  ELECTRICAL

ENERGY  supplied by O'BRIEN to the RECEIPT POINT, including but not limited to  current  transformers,  potential transformers,  conduits,  cables  and

accessories.   PSE&G shall purchase and arrange for the  delivery  of  such associated equipment to O'BRIEN at the PROJECT for installation by O'BRIEN at O'BRIEN's expense. PSE&G shall own, operate and maintain such associated equipment



     The  costs of the metering and associated equipment described  in  the preceding two paragraphs shall be paid by O'BRIEN as a cost associated with the  design,  construction  and  installation  of  the  INTERCONNECTION  as provided in and in accordance with Article XIII.



     PSE&G  shall  have the right to secure and safeguard  the  electricity recording  meter and associated equipment installed and maintained  at  the

SUBSTATION FACILITY.  Neither O'BRIEN nor any person other than PSE&G shall

be   permitted  to  operate,  maintain,  repair,  alter,  remove,  replace,

rearrange,  reconstruct, relocate, tamper or interfere with any said  meter or associated equipment.



      Unless  otherwise  agreed  to by PSE&G  and/or  except  as  otherwise provided  in this AGREEMENT, PSE&G's electricity recording meter  shall  be utilized  for  the  determination of the monthly charges reflected  in  any

BILLING STATEMENT submitted to O'BRIEN for payment under this AGREEMENT.



      O'BRIEN and/or JCP&L may install, own, operate and maintain, at their own expense, electricity recording meter(s) and associated equipment at the

SUBSTATION  FACILITY for measurement and recording of the quantity  of  NET

ELECTRICAL  POWER OUTPUT and associated NET ELECTRICAL ENERGY  received  by

PSE&G  at  the RECEIPT POINT from the COGENERATION FACILITY; provided  that the installation, operation and/or maintenance of such equipment does not utilize or connect to PSE&G's electricity recording meter or associated equipment and does not interfere, in any way, with the operation of such equipment.



      Unless  otherwise  agreed  to by PSE&G  and/or  except  as  otherwise provided  in this AGREEMENT, the electricity recording meter installed  and maintained by O'BRIEN and/or JCP&L at the SUBSTATION FACILITY shall not  be utilized for any determination of the charges to be included in any BILLING

STATEMENT submitted to O'BRIEN for payment by PSE&G under this AGREEMENT.



      The accuracy of PSE&G's electricity recording meter shall be verified by  PSE&G by testing once each year.  Such accuracy test shall be conducted in  accordance  with  the  standards set forth  in  the  American  national

Standard  Code  for Electricity Metering.  Notice of such accuracy  test(s)

shall  be  given by PSE&G to O'BRIEN.  O'BRIEN and/or JCP&L representatives may  attend  any such accuracy test.  In the event O'BRIEN's  and/or  JCP&L representatives elect to be present at any accuracy test, the test and  any necessary adjustment to the electricity recording equipment shall  be  made in  the  presence  of and observed by O'BRIEN and/or JCP&L representatives.

O'BRIEN  and/or  JCP&L may, for good cause, request  PSE&G  to  conduct  an

accuracy  test of PSE&G's electricity recording equipment.   In  the  event

good  cause  is  shown, PSE&G shall conduct an accuracy test  at  O'BRIEN's and/or  JCP&L's request.  Any cost or expense associated with any  accuracy test  performed  by PSE&G on PSE&G's electricity recording meter  shall  be billed to and paid by

O'BRIEN;  provided however, in the event an accuracy test is  conducted  in connection  with a billing dispute and PSE&G's electricity recording  meter is  determined  as a result of such test to be registering inaccurately  in excess  of  one  percent (1%), PSE&G shall pay the costs of  such  accuracy test.



      The accuracy of any electricity recording meter maintained by O'BRIEN at  the  SUBSTATION FACILITY shall be verified by test at least  once  each

year.   Such  accuracy  test  shall be conducted  in  accordance  with  the standards  set forth in the American National Standard Code for Electricity

Metering.  O'BRIEN  shall  establish, at  the  time  of  installation,  and maintain the accuracy of such equipment in accordance with the standard  of accuracy  set forth in the American national Standard Code for  Electricity

Metering.   Notice of such accuracy test(s) shall be given  by  O'BRIEN  to

PSE&G.   PSE&G may attend any such accuracy test(s).  PSE&G may,  for  good cause, request O'BRIEN to conduct or have conducted an accuracy test(s)  of

O'BRIEN  electricity recording meter.  In the event good  cause  is  shown,

O'BRIEN  shall  conduct  or have conducted an accuracy  test  of  O'BRIEN's electricity  recording  meter.  Any cost or  expense  associated  with  any accuracy  test(s) shall be paid by O'BRIEN, except where such  test(s)  was conducted at PSE&G's request.



      In the event PSE&G's electricity recording meter is out of service or is  registering inaccurately, the amount of inaccuracy shall be  determined and  such  meter  shall be repaired, replaced and/or adjusted  to  register accurately.  Any meter reading(s)
and BILLING STATEMENT(S) for the period of the inaccuracy shall be adjusted so  as  to  reflect  any  correction of such  inaccuracy  as  far  as  such inaccuracy  can be reasonably ascertained; provided however, no  adjustment shall  be  made in any meter reading(s) nor shall any BILLING STATEMENT  be adjusted for or on account of a registration inaccuracy of one percent (1%)

or less.



      In  the  event a registration inaccuracy of greater than one  percent

(1%) is found on PSE&G's electricity recording meter, a billing adjustments shall  be  made.  The billing adjustment shall be made for  the  period  of inaccuracy,  if ascertainable or in the event the period of the  inaccuracy cannot  be reasonably ascertained, the period of inaccuracy shall be deemed to  have  encompassed  one-half (1/2) of the time  period  since  the  last accuracy  test  of  the meter (hereinafter referred  to  as  the  Surrogate

Period).   The  quantities  delivered for  the  period  of  inaccuracy,  if ascertainable,  or, if not ascertainable, the Surrogate  period,  shall  be determined  and  adjustments made for billing purposes  by  determining  or estimating  the quantity received by PSE&G during the period of  inaccuracy from the best available source/data, which source/data may include but  not

be  limited  to:   (I)  registration data  obtained  from  the  electricity

recording  meter  maintained by O'BRIEN at the SUBSTATION FACILITY;  and/or

(ii)  receipts  by PSE&G during an equivalent or similar period  when  such equipment was registering accurately; and/or (iii) correction of the error,

if the percentage of error
is   ascertainable,  by  calibration,  test  or  mathematical  calculation;

provided  however,  in the event O'BRIEN/JCP&L's metering  equipment  meets applicable  PSE&G  standards and PSE&G determines that such  equipment  has been installed, operated and maintained in accordance with applicable PSE&G

standards/   practices/procedures,  the  period  of  inaccuracy   and   the

quantities  delivered  for  such  period  shall  be  determined   and   the

adjustment(s)   made   for  billing  purposes  solely   by   reference   to

O'BRIEN/JCP&L's electricity recording equipment.



     PSE&G and O'BRIEN shall retain the records each prepares and maintains in the ordinary course of business relative to the amount of NET ELECTRICAL

POWER  OUTPUT  and  associated  NET  ELECTRICAL  ENERGY  produced  by   the

COGENERATION FACILITY and supplied to and received by PSE&G at the  RECEIPT

POINT  and  any  records  each  prepares  and  maintains  relative  to  any

maintenance,   repair  or  testing  of  any  electricity  recording   meter

maintained at the SUBSTATION FACILITY.  The records possessed by one  party shall  be  made available for inspection by the other party upon reasonable notice  or  request therefor.  All such records shall be maintained  for  a period of six (6) years.



     O'BRIEN shall install equipment at the SUBSTATION FACILITY to enable a

measurement  of  the  following electrical quantities:   (I)  gross  active

electrical power output of each COGENERATION FACILITY generator; (ii) gross reactive  electrical power output of each COGENERATION FACILITY  generator;

(iii)  terminal  voltage  of  each COGENERATION  FACILITY  generator;  (iv)

voltage at the

POINT OF INTERCONNECTION; (v) active power flow on the  INTERCONNECTION  at

the   POINT   OF  INTERCONNECTION;  (vi)  reactive  power   flow   on   the

INTERCONNECTION  at the POINT OF INTERCONNECTION; and (vii)  kilowatt-hours of NET ELECTRICAL ENERGY received by PSE&G at the POINT OF INTERCONNECTION.

PSE&G shall designate, select and specify the equipment to be installed  at the  SUBSTATION  FACILITY  to enable a measurement  of  the  aforementioned electrical  quantities.  PSE&G shall purchase and arrange for the  delivery of  such equipment to O'BRIEN at the PROJECT for installation by O'BRIEN at

O'BRIEN's expense.  The costs of such equipment shall be paid by O'BRIEN as a  cost  associated with the design, construction and installation  of  the

INTERCONNECTION as provided in and in accordance with Article XIII of  this

AGREEMENT.   PSE&G shall own, operate and maintain the equipment  installed to  measure the electrical quantities specified in this paragraph.  O'BRIEN shall pay PSE&G for any costs associated with the operation and maintenance and/or  repair  of  such  equipment.  O'BRIEN shall  pay  any  billing  for operation and maintenance of such equipment within thirty (30) days of  the date of the billing.



      PSE&G  shall  energize the SUBSTATION FACILITY if  but  only  if  the equipment  PSE&G has directed O'BRIEN to install, pursuant to the preceding paragraph, has been installed, has been inspected by PSE&G, and pursuant to

such   inspection,  such  installation  is  determined  by  PSE&G  to  meet applicable  standards for operation.  PSE&G shall conduct and complete  the inspection of such
installation  within fifteen (15) working days of receipt  of  notice  from

O'BRIEN  that the installation of the equipment has been completed  and  is available  for inspection.  In the event PSE&G determines, as a  result  of its  inspection of the installation, that such installation  does  not  met applicable standards for operation, PSE&G shall, as soon thereafter  as  is practicable,  furnish written notice to O'BRIEN of such fact setting  forth the basis for the determination and any corrective actions O'BRIEN will  be required to take to make the installation acceptable to PSE&G.



      Additionally, O'BRIEN shall:  (I) lease, at its expense, a  telephone circuit  or  otherwise  establish a telecommunications  link(s)  to  permit telemetering by means of both digital data links and analog signals, of the measurements  of the electric quantities specified on pages 43  and  44  of this AGREEMENT at PSE&G's Electric System Operations Center in Newark,  New

Jersey;  (ii) pay the costs associated with the installation  by  PSE&G  of equipment required (a) to provide an indication at PSE&G's Electric  System

Operations  Center  of the status of circuit breakers at  the  COGENERATION

FACILITY and SUBSTATION FACILITY and (b) to provide an alarm indication  of hard  lockout  relays; and (iii) pay the costs associated with  integrating any telemetered information into PSE&G's Electric System Operations Center,

including  the cost of equipment necessary to receive, display, record  and process such telemetered information.

      The  costs described in Subparagraphs (ii) and (iii) in the preceding paragraph  shall be paid by O'BRIEN as a cost associated with  the  design,

construction and installation of the INTERCONNECTION as provided in and  in accordance  with Article XIII of this AGREEMENT.  Such equipment  shall  be owned, operated and maintained by PSE&G.



                               ARTICLE XIII



                              INTERCONNECTION



                                 Section A



         Design, Construction and Installation of Interconnection



      PSE&G  shall  design,  construct and install the  INTERCONNECTION  to interconnect the PROJECT with the PUBLIC SERVICE SYSTEM in order to provide

SERVICE  to  O'BRIEN  pursuant  to and in accordance  with  the  terms  and conditions  of  this  AGREEMENT.  However, PSE&G  shall  not  initiate  any activity in connection with the design, construction or installation of the

INTERCONNECTION  until receipt of the RELEASE NOTICE.  Within  thirty  (30)

days  of  receipt of the RELEASE NOTICE, PSE&G shall notify O'BRIEN  as  to when:  (I) the Payment Schedule set forth in Section B of this Article XIII shall  commence; and (ii) the CREDIT required by Section C of this  Article

XIII must be established.  As soon as practicable after the receipt of  the

RELEASE   NOTICE,  PSE&G  will  establish  an  estimated  completion   date

(Estimated Completion Date) and furnish to O'BRIEN a construction  schedule to  complete  the  INTERCONNECTION on or by the Estimated Completion  Date.

PSE&G estimates that the

INTERCONNECTION  can  be  completed  within  twenty-four  (24)  MONTHS   of

commencement of construction thereof.



      On  or  about  the  first day of the first MONTH of the  Construction

Schedule,  PSE&G  shall:   (i) initiate the tasks required  to  obtain  any

REQUIRED  PERMIT  or easement(s), license(s), rental(s) or  right(s)-of-way for  the  construction  and installation of the INTERCONNECTION;  and  (ii)

commence  the design, construction and installation of the INTERCONNECTION.

PSE&G  shall use best efforts to complete the INTERCONNECTION on or by  the

Estimated Completion Date, provided however, it is expressly understood and agreed that PSE&G's best efforts to complete the INTERCONNECTION on  or  by the  Estimated  Completion Date shall be subordinate  and  subject  to  and construed  in  light of and consistent with PSE&G's primary  obligation  to provide  and maintain safe, adequate and proper service to its  retail  and sale-for-resale  customers and to operate and maintain its plant,  property and equipment in such condition as to enable it to do so.



      PSE&G  shall  advise O'BRIEN when the INTERCONNECTION  is  completed.

Thereafter, and subject to and in accordance with the provisions of Article

XX,  PSE&G  shall  energize the SUBSTATION FACILITY and permit  O'BRIEN  to synchronize its electric generation units with the PUBLIC SERVICE SYSTEM.



      PSE&G  shall  not  be liable to O'BRIEN for any  direct  or  indirect cost(s),  expense(s), loss(es), liability(ies) or damage(s)  which  O'BRIEN may incur or sustain, which cost,
expense,  loss, liability or damage arises out of, relates  to  or  results from  any delay in the completion of the INTERCONNECTION, except where  the delay in the completion of the INTERCONNECTION results from PSE&G's failure to use best efforts, as defined herein.



      O'BRIEN shall indemnify and hold harmless PSE&G and each and every of its  officers, agents, servants and employees, its successors and  assigns,

from  and  against,  any  and all claims, demands,  suits,  actions  and/or liabilities, damages, and/or judgments, as well as against any fees, costs,

charges  or  expenses  which  PSE&G, its  officers,  agents,  servants  and employees,  its  successors and assigns incur in the defense  of  any  such claims, suits, actions or similar such demands, made or filed by any  third party  with  whom  O'BRIEN is in privity of contract, to  the  extent  such claims, suits, actions or similar such demands arise out of, relate to,  or result  from  PSE&G's failure to complete the INTERCONNECTION in  a  timely manner  as herein provided, except where such failure results from  PSE&G's failure to use best efforts, as defined in this Section A, to complete  the

INTERCONNECTION.  In effecting and implementing any right of or  obligation to  indemnify  pursuant to and in accordance with the  provisions  of  this paragraph,  the  procedural provisions set forth in Article  XXIV  of  this

AGREEMENT shall be applicable.

      The INTERCONNECTION shall be constructed and installed reasonably  in accordance  with  the  Proposed Plan (Exhibit 1).  It  is  understood  that change(s) in the Proposed Plan may be necessary from time to time prior  to and/or  during  construction, provided however, any such change  shall  not alter the character of SERVICE PSE&G has agreed to provide pursuant to this

AGREEMENT.   PSE&G  shall  have the right and the  authority  to  make  any change(s) in the Proposed Plan or in the route of the INTERCONNECTION where

PSE&G,  in  its reasonable judgment, determines such change(s) is necessary or  appropriate; provided however, in the event any change in the  Proposed

Plan  which PSE&G determines is necessary or appropriate will result  in  a substantial  increase in the estimated cost for same, PSE&G  shall  not  be permitted  to  make  such change(s) without O'BRIEN's consent  unless  such change(s)  is  necessary to enable the PROJECT to operate with  the  PUBLIC

SERVICE   SYSTEM  in  a  safe  and  reliable  manner.  O'BRIEN  shall   not

unreasonably delay or withhold any consent for any such change(s) which may be  required by the provisions of this paragraph.  Changes in the  Proposed

Plan shall not require any amendment to this AGREEMENT.



                                 Section B

                           Interconnection Costs



      Subject to the provisions of this Section B, O'BRIEN shall be  liable to PSE&G for and shall pay to PSE&G the costs PSE&G incurs in the design, construction and installation of the INTERCONNECTION

as   well  as  all  other  costs  which  PSE&G  incurs  in  affecting   the

interconnection  of  the  PROJECT with the PUBLIC  SERVICE  SYSTEM  (herein collectively  referred to as costs associated with  or  costs  incurred  in

connection   with  the  design,  construction  and  installation   of   the

INTERCONNECTION).



      PSE&G's  estimates that the total cost associated  with  the  design,

construction  and installation of the INTERCONNECTION will be  one  million six  hundred  ninety-two thousand four hundred eighty dollars ($1,692,480).

This  estimate  shall not diminish, change or affect in any  way  O'BRIEN's responsibility  for  and obligation to pay PSE&G its  allocable  share,  as determined in this Section B, of the costs which PSE&G actually  incurs  in

connection   with  the  design,  construction  and  installation   of   the

INTERCONNECTION.



     For purpose of allocating to O'BRIEN its share of the costs associated with the design, construction and installation of the INTERCONNECTION,  the cost  estimate  specified in the preceding paragraph  is  broken  into  the following classifications:



     Switching Station Costs       $375,900

     Cable Costs                   $363,760

     Manhole and Conduit Costs          $952,820



O'BRIEN shall be obligated to pay PSE&G one hundred percent (100%)  of  all costs classified as cable and switching station costs.

      The  cost estimate assigned to the manhole and conduit classification constitutes an estimate for a nine (9) duct installation.  PSE&G  plans  to install a nine (9) duct installation.  However, interconnecting the PROJECT

with   the  PUBLIC  SERVICE  SYSTEM  will  only  require  a  six  (6)  duct installation,  the  cost for which is estimated at eight  hundred  fourteen thousand  four  hundred and ninety dollars ($814,490).  As such,  the  cost estimate  for  the  INTERCONNECTION has been adjusted to reflect  the  cost differential and O'BRIEN's Payment Schedule, as specified in this Section B of  this  Article  XIII,  has been structured to reflect  that  adjustment.

O'BRIEN's  allocable share of the actual costs classified  as  manhole  and conduit costs shall be determined by application of the following formula:


     Estimated costs associated with
           six (6) duct installation         x     Actual Manhole
     Estimated cost associated with             and Conduit Costs
        nine (9) duct installation


      O'BRIEN  responsibility  for  and obligation  to  pay  to  PSE&G  its allocable  share  of  the  estimated  costs  associated  with  the  design,

construction and installation of the INTERCONNECTION shall be discharged as follows:  commencing on or prior to the last day of the MONTH specified  in the  notice  to be furnished to O'BRIEN pursuant to and in accordance  with

Section A of this Article XIII (MONTH 1) and thereafter on or prior to  the last day of each of the successive 23 MONTHS (MONTH 2 through and including MONTH 24), O'BRIEN shall remit to PSE&G the payment specified in the following Payment Schedule:



                             PAYMENT SCHEDULE

                                                  Amount of
     Payment Due Date                        Payment Obligation

     Last day of  MONTH 1                         $        4,200
     Last day of  MONTH 2                                  4,000
     Last day of  MONTH 3                                  3,400
     Last day of  MONTH 5                                  4,000
     Last day of  MONTH 6                                  4,000
     Last day of  MONTH 7                                  4,000
     Last day of  MONTH 8                                  4,000
     Last day of  MONTH 9                                164,000
     Last day of  MONTH 10                               164,000
     Last day of  MONTH 11                               164,000
     Last day of  MONTH 12                               164,000
     Last day of  MONTH 13                                20,090
     Last day of  MONTH 14                               156,000
     Last day of  MONTH 15                               161,000
     Last day of  MONTH 16                                19,000
     Last day of  MONTH 17                                19,000
     Last day of  MONTH 18                                19,000
     Last day of  MONTH 19                                19,000
     Last day of  MONTH 20                                28,400
     Last day of  MONTH 21                               108,000
     Last day of  MONTH 22                                50,560
     Last day of  MONTH 23                                55,000
     Last day of  MONTH 24                                51,500

TOTAL OF PAYMENTS FOR ESTIMATED COSTS             $    1,554,150


      In  the  event  O'BRIEN fails to remit any payment specified  in  the

Payment  Schedule  above,  on or by the Payment Due  Date,  PSE&G  may,  in addition  to any other remedy or right PSE&G may have under this AGREEMENT,

immediately suspend performance of its obligations under Section A of  this

Article XIII.  PSE&G shall provide O'BRIEN with written notice of any  such suspension (hereinafter referred to as Notice of Suspension).

      In  such event, and in addition to any other right or remedy  it  may have  under  this AGREEMENT, PSE&G shall have the right to make demand  for

and  receive  payment  from ISSUER under the CREDIT  for:   (i)  any  costs

associated   with  the  design,  construction  and  installation   of   the

INTERCONNECTION which PSE&G has incurred, as of the date of suspension, and for  which  O'BRIEN has failed to make payment on or by such  date;  and/or

(ii) any costs associated with the design, construction and installation of the  INTERCONNECTION which PSE&G incurs thereafter as a  consequence  of  a commitment  made  or  liability incurred by PSE&G  prior  to  the  date  of suspension in connection with performance of its obligations under  Section

A of this Article XIII.



      Within  ninety  (90) days of completion of the INTERCONNECTION  PSE&G shall  furnish to O'BRIEN a Final Reconciliation.  The Final Reconciliation

shall  contain  a  statement setting forth the nature and amount  of  costs actually incurred by PSE&G in connection with the design, construction  and installation  of  the INTERCONNECTION, as well as a reconciliation  between the  total  payments made by O'BRIEN, in accordance with the provisions  of this  Article XIII, and the amount of costs actually incurred in connection with the design, construction and installation of the INTERCONNECTION.



     In the event that the total costs actually incurred in connection with the design, construction and installation of the INTERCONNECTION exceed the total payments made by O'BRIEN, in
accordance  with  the  provisions of this Article XIII,  O'BRIEN  shall  be responsible  for  and  shall  make payment to  PSE&G  of  any  differential resulting  from  such reconciliation.  O'BRIEN shall make payment  for  any such  differential within thirty (30) days of the date of the  delivery  to

O'BRIEN   of   the  Final  Reconciliation.   In  such  event,   the   Final

Reconciliation shall constitute PSE&G's bill to O'BRIEN for payment of  any such differential.



      In  the event the total of the payments made by O'BRIEN to PSE&G,  in accordance  with  the provisions of this Article XIII,  exceeds  the  costs

actually   incurred  in  connection  with  the  design,  construction   and

installation of the INTERCONNECTION, PSE&G shall remit to O'BRIEN with  the

Final   Reconciliation  a  payment  to  reimburse  O'BRIEN  for  any   such

overpayment.



      In  connection with affecting the Final Reconciliation, O'BRIEN shall he  the right to review, after a timely request therefor, any documentation or  data available to PSE&G to enable O'BRIEN to verify the accuracy of the

Final  Reconciliation.  However, such review shall not extend the due  date of,  or  extend or postpone O'BRIEN's obligation to pay in a timely  manner any payment due, as specified in the Final Reconciliation.



                                 Section C

                Letter of Credit for Interconnection Costs



      In connection with, and for the purposes of, securing performance  by

O'BRIEN of its obligation to pay PSE&G for the costs which PSE&G incurs in connection with the design, construction and installation of the INTERCONNECTION, O'BRIEN shall establish for, and  have issued  to PSE&G, as beneficiary, an irrevocable Letter of Credit (CREDIT).

The  CREDIT  shall be established at and made payable by a commercial  bank

(ISSUER)  acceptable to PSE&G on terms and conditions acceptable to  PSE&G;

provided  however, PSE&G shall not unreasonably withhold  approval  of  any

CREDIT.  The CREDIT shall be established for and structured so as to permit

PSE&G  to  make a demand(s) for and receive payment from ISSUER  and  shall require  the ISSUER to honor on sight any written demand(s) for payment  as specified in and in accordance with the provisions of Sections B and  D  of this  Article  XIII.  The CREDIT shall be established to be  effective  not later  than  the  date specified by PSE&G in the notice issued  to  O'BRIEN pursuant  to  and in accordance with the provisions of Section  A  of  this

Article XIII and shall have an Expiry Date coincident with the date of  the payment  for  MONTH 24 specified in the Payment Schedule to be provided  by

PSE&G  to O'BRIEN (which period is hereinafter referred to as the Effective

Period).   The  amount  of the CREDIT shall be established  and  maintained during the Effective Period in the amount of Three Hundred Thousand Dollars

($300,000).



      In the event O'BRIEN fails to have established for and have issued to

PSE&G, as beneficiary, the CREDIT in accordance with the provisions of this

Article XIII, PSE&G may, in addition to
any  other remedy it may have under this AGREEMENT, suspend performance  of its obligations under Section A of this Article XIII.



                                 Section D



                            Cancellation Costs



      In order to complete the design, construction and installation of the

INTERCONNECTION,  PSE&G  shall  be  required  to  enter  into   contractual

arrangements with, inter alia, equipment/material suppliers and third-party contractors.  Upon occurrence of any Event of Termination, as specified  in

Article  XXVII, during the construction period, PSE&G shall have the  right to  cancel or terminate any supplier and/or contractor agreement(s) entered into  in  connection with discharging its obligations to design,  construct and  install the INTERCONNECTION.  In the event PSE&G exercises  any  right pursuant  to  and in accordance with this Section D to cancel or  terminate

any   supplier  and/or  contractor  agreements/orders.   PSE&G  may   incur

CANCELLATION  COSTS.  In such event, O'BRIEN shall be liable for  and  make payment to PSE&G for all CANCELLATION COSTS which PSE&G incurs.



      Additionally, upon occurrence of an Event of Termination, as  defined in  Article XXVII, during the construction period, PSE&G may be required to remove  and/or  complete  the construction work in  progress  in  order  to maintain the integrity, safety and
reliability  of the PUBLIC SERVICE SYSTEM.  In such event, PSE&G  may  also incur  CANCELLATION COSTS.  In such event, O'BRIEN shall be liable for  and make payment to PSE&G for all such CANCELLATION COSTS which PSE&G incurs.



      In the event PSE&G incurs an CANCELLATION COSTS, PSE&G shall have the right  to  demand  payment for and receive payment from  ISSUER  under  the

CREDIT  for  all such costs, provided however, in the event the  CREDIT  is insufficient,  PSE&G retains the right to demand payment from  O'BRIEN  for any  such deficiency, and in such event, O'BRIEN shall be obligated to make payment to PSE&G for such CANCELLATION COSTS not paid under the CREDIT.



      In connection with determining the amount of any liability of O'BRIEN for  CANCELLATION COSTS incurred, PSE&G shall give O'BRIEN a dollar  credit for the value to PSE&G of any facilities or equipment received by and which are thereafter useful to PSE&G.



      In  the  event  PSE&G  terminates  or  cancels  any  supplier  and/or contractor  agreements/ orders as permitted in this Section D, PSE&G  shall have  complete  discretion relative to the manner of  resolving  any  claim and/or demand by any contractor and/or supplier in connection therewith and further,  PSE&G  shall  be  the  sole judge of  the  acceptability  of  any compromise  in  settlement  or resolution of  any  such  claim  or  demand.

Additionally,  PSE&G  shall be the sole judge as to what  is  necessary  to maintain the safety, integrity or reliability of the PUBLIC SERVICE SYSTEM relative to any removal or completion of the construction work in progress.

PSE&G  shall  exercise  reasonable  care in  resolving  contractor/supplier claim(s)/demand(s) and in affecting any required removal or  completion  of the  construction work in progress so as to mitigate the dollar amount paid in  affecting  the resolution of such claim(s)/demand(s) or in  the  dollar amount  expanded  in completing such removal or completion tasks;  provided however, that PSE&G shall have no liability to O'BRIEN for or on Account of the  dollar  amount(s)  paid  in  affecting  the  resolution  of  any  such claim(s)/demand(s)  or in affecting such removal/completion  tasks,  except where  the  resolution of any such claim(s)/demand(s) or the completion  of such  tasks  were  affected  by  PSE&G in a manner  which  was  in  willful disregard of its obligation to mitigate, as defined in this paragraph.



                                ARTICLE XIV



                           MAINTENANCE OF PLANT



      PSE&G shall have and maintain its entire plant at its own expense  in such  condition  as  will enable it to furnish safe,  proper  and  adequate

SERVICE  to  O'BRIEN  pursuant  to and in accordance  with  the  terms  and conditions of this AGREEMENT.



                                ARTICLE XV



                     USE OF THE PUBLIC SERVICE SYSTEM



      The  nature  and extent of and the terms and conditions  relating  to

O'BRIEN's use of the PUBLIC SERVICE SYSTEM are set forth in their entirety in this AGREEMENT. Except as otherwise provided in and pursuant to the terms and conditions of any applicable PSE&G Tariff  on file with the NJBPU or the FERC, O'BRIEN shall not be permitted to use  the

PUBLIC  SERVICE SYSTEM nor shall PSE&G be obligated to provide any  service to  O'BRIEN,  other than as provided in this AGREEMENT.  Any rights  to  or interest in the PUBLIC SERVICE SYSTEM which O'BRIEN has or may claim  as  a result  of  this AGREEMENT shall cease or expire upon termination  of  this

AGREEMENT.



                                ARTICLE XVI



                                 EASEMENTS



      Except as otherwise specifically provided in this Article XVI,  PSE&G shall acquire any permit(s), easement(s), license(s), rental(s) or right(s)-

of-way  necessary  to  interconnect the PROJECT  with  the  PUBLIC  SERVICE

SYSTEM.  Any costs associated with the acquisition of any such easement(s),

license(s), rental(s) or right(s)-of-way of a non-recurring nature shall be billed  to  and  paid  by  O'BRIEN as a cost associated  with  the  design,

construction  and  installation of the INTERCONNECTION in  accordance  with

Article  XIII of this AGREEMENT.  Any costs associated with the acquisition of any easement(s), license(s), rental(s) or right(s)-of-way of a recurring nature  shall be billed to O'BRIEN and paid by O'BRIEN within  thirty  (30)

days of receipt.

      In  order to interconnect the PROJECT with the PUBLIC SERVICE SYSTEM,

PSE&G  may be required to maintain certain facilities and equipment at  the

PROJECT  SITE.   In  such event and to enable PSE&G to  operate,  maintain,

repair, reinforce, replace, relocate or remove the facilities and equipment necessary  to offset, operate and maintain an interconnection  between  the

PROJECT  and the PUBLIC SERVICE SYSTEM, O'BRIEN shall obtain for conveyance to  PSE&G an easement to the property at the PROJECT SITE for a term, i.e.,

a  duration  and  in a form and on terms and conditions acceptable  to  and

approval  by  PSE&G.   The easement, inter alia, shall  permit  PSE&G,  its

agents, servants and employees, at any time upon reasonable notice, to have access to the property conveyed so as to permit PSE&G, its agents, servants and/or  employees to perform any tasks associated with and incident to  the operation, maintenance, repair, reinforcement removal and/or relocation  of the  facilities and equipment necessary to offset, operate and maintain the interconnection of the PROJECT with the PUBLIC SERVICE SYSTEM.



                               ARTICLE XVII



                             PERMITS/APPROVALS



      PSE&G  shall obtain from appropriate governmental bodies any REQUIRED

PERMIT.   PSE&G  shall  proceed with and use best  efforts  to  obtain  any

REQUIRED PERMIT. In the event a third party files any pleading with any regulatory or other governmental body or institutes a suit  at law or in equity challenging the right of PSE&G to receive or,  in the event any such body issues any REQUIRED PERMIT to PSE&G, challenges the propriety of the issuance to PSE&G of any REQUIRED PERMIT, PSE&G shall  not be  obligated  to commence or, in the event construction has commenced,  to complete  construction of the INTERCONNECTION until PSE&G obtains  a  final and non-appealable order/judgment relative to the issuance of such REQUIRED

PERMIT or, in the event of a challenge to the issuance thereof, a final and non-appealable  order/judgment  upholding  the  issuance  of  any  REQUIRED

PERMIT.   O'BRIEN agrees to cooperate fully with PSE&G to the extent  PSE&G deems  such cooperation necessary to secure any REQUIRED PERMIT and/or,  in the event same is occurred, to defend the issuance of any REQUIRED PERMIT.



      However, in the event the issuance to PSE&G of any REQUIRED PERMIT is challenged  by  a third party and a final and non-appealable order/judgment has  not  been  issued in connection with such challenge,  PSE&G  shall  be obligated  to  commence  or complete construction of  the  INTERCONNECTION,

despite  the absence of a final and non-appealable order/judgment  relative to such challenge, if, but only if:



     (i)  O'BRIEN submits a request in writing to PSE&G requesting PSE&G to commence or complete construction of the INTERCONNECTION; and

     (ii) O'BRIEN  agrees  in such writing to indemnify and  hold  harmless

          PSE&G  and  each and every of its officers, agents, servants  and employees, its successors and assigns, from and against  any  and all  claims, demands, suits, actions and the liabilities, losses,

          damages,  and/or judgements, which may arise from the  particular action  being  challenged, as well as against  any  fees,  costs,

          charges  or expenses which PSE&G, its officers, agents,  servants and employees, its successors and assigns incur in the defense of any  such claims, suits, actions or similar such demands made  or filed by any third-party which in any manner arise out of, relate to, or result from PSE&G's actions which are being challenged.



      PSE&G shall not be obligated to commence or complete construction  of the  INTERCONNECTION in the event issuance of any REQUIRED PERMIT is denied

to  PSE&G.   Further, PSE&G shall not be obligated to commence or  complete construction  in  the event that any decision of any governmental  body  to issue any REQUIRED PERMIT is overturned by any court or regulatory body  or any court or regulatory body has issued a stay, pending a final adjudication of a challenge, prohibiting construction activity under any

REQUIRED PERMIT issued to PSE&G.



      Any cost(s) and/or expense(s) associated with obtaining such REQUIRED

PERMIT  and/or any cost(s) and/or expense(s) associated with defending  the issuance  of  any  such  REQUIRED PERMIT shall be  paid  by  O'BRIEN  as  a cost/expense  associated with the design, construction and installation  of the  INTERCONNECTION as provided in and in accordance with Article XIII  of this AGREEMENT.



                               ARTICLE XVIII



                         DEDICATION OF FACILITIES



      No  undertaking by PSE&G under any provision of this AGREEMENT  shall constitute the dedication to O'BRIEN or to the public of the PUBLIC SERVICE

SYSTEM.



                                ARTICLE XIX



                               REARRANGEMENT



      PSE&G represents to O'BRIEN that it has no present plans or intention to convert the PUBLIC SERVICE SYSTEM in the area of the PROJECT to a higher voltage,  based  upon  a  projected ten (10) year electric  load  forecast.

However, in the event PSE&G should decide, for cause, at any time  or  from time  to  time  to  convert  the PUBLIC SERVICE  SYSTEM  at  the  point  of connection of the PROJECT to the PUBLIC SERVICE SYSTEM, or in the  vicinity thereof, to a different voltage PSE&G shall advise O'BRIEN in writing  as soon as PSE&G shall make such decision, but at least three  (3)

years  in  advance of making any such conversion.  In such  event,  O'BRIEN shall  be  responsible to install and pay for only the  facilities  at  the

PROJECT which will be required to continue the interconnected operation  of the  PUBLIC SERVICE SYSTEM and the COGENERATION FACILITY, provided however,

any  PSE&G  facilities  at the SUBSTATION which  will  be  required  to  be modified  as  designated and specified by PSE&G to effect  such  conversion shall  be  paid  for  and installed by O'BRIEN.  Unless other  billing  and payment arrangements are mutually agreed upon by PSE&G and O'BRIEN, O'BRIEN shall  be billed and shall pay any billing(s) for such costs, as such costs are  incurred by PSE&G, in accordance with the provisions of Article XI  of this AGREEMENT.  Cause, as specified in this Article, shall include but not be  limited  to  obsolescence, changing patterns of  demand  and  usage  of electric  power  and  energy by retail and sale  for  resale  customers  or physical  destruction  of  plant, whether the result  of  deterioration  or casualty.



                                ARTICLE XX



                 COGENERATION FACILITY/SUBSTATION FACILITY



      In  view of PSE&G's statutory obligations to its retail and sale-for-

resale  customers, PSE&G has adopted general requirements relative  to  the

construction  of  generation and substation facilities  by  others.   These

requirements  have been adopted by PSE&G to ensure that  any  facilities  a party plans to
construct  for  connection  to  the PUBLIC  SERVICE  SYSTEM  are  designed,

constructed  and installed so as to be compatible with the  PUBLIC  SERVICE

SYSTEM  and to ensue that operation of these facilities does not  adversely

affect   the   integrity,  reliability  and/or  safe   operation   of   any

interconnection facility and/or the PUBLIC SERVICE SYSTEM.   In  connection

with the construction of such facilities, PSE&G requires that the plans and specifications for such generation and substation facilities  be  submitted to  PSE&G for review prior to the design, construction and installation  of these facilities solely to enable PSE&G to determine, and thus ensure, that the  contemplated design, construction and installation of such  facilities comport with the aforementioned requirements.



      O'BRIEN  shall,  at  its  own  expense, design,  construct,  install,

own/lease,  operate and maintain the COGENERATION FACILITY  and  SUBSTATION

FACILITY.   O'BRIEN  shall,  upon execution of  this  AGREEMENT,  use  best efforts  to:  (i) initiate the task required to obtain any required permit,

easement(s),  license(s), rental(s) or right(s)-of-way for the construction and installation of the PROJECT; and (ii) complete the design, construction and installation of the PROJECT.



      Prior to or in connection with execution of this AGREEMENT, a copy of

"Interconnection  Protection  and Safety  Requirements  and  Standards  for

Customer-Owned  Generating Facilities" (Exhibit 2) has  been  furnished  to

O'BRIEN.   O'BRIEN  shall  design, construct and install  the  COGENERATION

FACILITY consistent with
the  requirements  set  forth in Exhibit 2.  In  exercising  any  right  of acceptance with respect to the COGENERATION FACILITY, as specified by  this

Article  XX,  PSE&G's acceptance shall be limited to making a determination as  to  whether the design of the COGENERATION FACILITY is consistent  with the  requirements contained in Exhibit 2.  Deviations from the requirements

set   forth  in  Exhibit  2,  relative  to  the  design,  construction  and installation of the COGENERATION FACILITY may be permitted with the consent of PSE&G, which consent shall not be unreasonably withheld.



      As  soon  as  practicable after execution of this AGREEMENT,  O'BRIEN shall furnish to PSE&G the following:



      A.    Plans  and  specifications for the  COGENERATION  FACILITY  and

SUBSTATION FACILITY.



      B.    Single  line  diagram  and details of the  proposed  protection schemes.



     C.   Instruction manuals for all protective components.



       D.    Component  specifications  and  internal  wiring  diagrams  of protection components if not provided in instruction manuals.



      E.    All protective equipment ratings if not provided in instruction manuals.



      F.    Generator data required to analyze fault contributions and load flows,  including,  but  not  limited to, equivalent  impedances  and  time constants.



      Subsequent to submission to and review by PSE&G of Items A through  F enumerated  above,  PSE&G  shall prepare and  submit  to  O'BRIEN  "General

Requirements  and  Specifications  for  a  26,000-Volt  Customer's  Outdoor

Substation" (hereinafter referred
to  as  Requirements).   O'BRIEN shall design, construct  and  install  the

SUBSTATION  FACILITY  consistent  with  the  requirements  set   forth   in

Requirements.   After preparation of the plans and specifications  for  the

SUBSTATION FACILITY, O'BRIEN shall submit same to PSE&G for its review  and

acceptance.   The  plans and specifications for same may deviate  from  the requirements  set  forth  in Requirements provided however,  any  deviation therefrom  must be submitted to and be acceptable to PSE&G.  O'BRIEN  shall construct  and  install the SUBSTATION FACILITY pursuant to and  consistent with  the plans and specifications relating to the design of the SUBSTATION

FACILITY which have been submitted to and found acceptable by PSE&G.



     PSE&G shall use best efforts to complete any review of any submissions made  to PSE&G by O'BRIEN pursuant to and in accordance with the provisions of  this  Article  XX  within  thirty (30) days  of  receipt  of  any  such submissions.



     Prior to the DATE OF START-UP, PSE&G will perform the functional tests

required by PSE&G on the relays located in the SUBSTATION FACILITY.   PSE&G

will  specify and effect the settings of such relays.  During the  term  of this  AGREEMENT, PSE&G shall have access to and the right  to  inspect  and perform  scheduled  maintenance on such relays as  well  as  the  right  to readjust the settings of such relays as required.



      PSE&G shall notify O'BRIEN upon completion of the INTERCONNECTION and shall  thereafter,  at  O'BRIEN's request, be  obligated  to  energize  the

SUBSTATION FACILITY, if but only if,

PSE&G,  after  inspection, has determined that the SUBSTATION FACILITY  has been  completed  in accordance with the final plans and specifications  for

such  facility.   In  the event such a determination is made,  PSE&G  shall

energize the SUBSTATION FACILITY and commence the supply of electric energy to  the  PROJECT  to  permit  O'BRIEN to conduct pre-operation  testing  of

PROJECT equipment and facilities.  Electric energy will be supplied to  the

PROJECT  by  PSE&G  during the test period pursuant to PSE&G's  Tariff  for

Cogenerator Standby Service.



      Thereafter, O'BRIEN shall notify PSE&G when O'BRIEN decides to  place its electric generation unit into INITIAL OPERATION.  At that time, O'BRIEN shall  permit PSE&G to examine the electric generation unit to enable PSE&G

to   determine   whether  such  electric  generation  unit  satisfies   the

requirements  contained in Exhibit 2.  PSE&G shall be obligated  to  permit

O'BRIEN to synchronize its electric generation unit with the PUBLIC SERVICE

SYSTEM and receive electric power and energy from the COGENERATION FACILITY at  the  RECEIPT POINT if but only if:  (I) PSE&G has examined and pursuant to  such examination determined that the PROJECT's electric generation unit satisfies  the requirements contained in Exhibit 2; and, (ii)  O'BRIEN  has the  installation  inspected  and  approved  by  an  electrical  inspection authority  approved  by  the NJBPU and receives and furnishes  satisfactory evidence to PSE&G of issuance of a Certificate of Approval relative to  the

inspection.   Thereafter,  PSE&G  shall  permit  synchronization   of   the

PROJECT's electric generation unit
with  the  PUBLIC  SERVICE  SYSTEM and shall  be  obligated,  at  O'BRIEN's request, to commence receipt of electric power and energy supplied  to  the

RECEIPT POINT.



      O'BRIEN  shall not synchronize its electric generation unit with  the

PUBLIC  SERVICE  SYSTEM  at any time without notification  to  and  without obtaining the consent of PSE&G, which consent shall not be withheld  except pursuant  to and in accordance with the provisions of Article  V  and  this

Article XX.



     Upon appropriate notification by O'BRIEN, PSE&G shall use best efforts to conduct and complete any examination of the COGENERATION FACILITY and/or

SUBSTATION  FACILITY required under the provisions of this  Article  within fifteen  (15)  working days.  PSE&G shall not unreasonably delay  any  such examination  nor unreasonably withhold any acceptance required  to  trigger the DATE OF START-UP.



      After the DATE OF START-UP, O'BRIEN shall not rearrange, reconfigure,

modify,  alter  or  change in a material way the SUBSTATION  FACILITY  and,

after   the  DATE  OF  INITIAL  OPERATION,  O'BRIEN  shall  not  rearrange,

reconfigure,  modify,  alter or change in any  material  way  any  electric generation  unit(s) without notice to and the acceptance by PSE&G  of  such

rearrangement, reconfiguration, modification, alteration or change.   PSE&G

shall not unreasonably delay or unreasonably withhold any such acceptance.



      Any  review  made  by  PSE&G of the Plans and Specifications  of  the

COGENERATION FACILITY or SUBSTATION FACILITY, any examination made by PSE&G of the actual design, construction and/or installation of the COGENERATION FACILITY or SUBSTATION FACILITY and/or any

determination  made  by  PSE&G  in  connection  with  any  such  review  or examination will be solely for the purpose of permitting PSE&G,  consistent with its statutory obligations to its retail and sale-for-resale customers,

to:   (i)  determine whether the design, construction and  installation  of such  facilities  are compatible with the PUBLIC SERVICE SYSTEM;  and  (ii)

ensure  that operation of the COGENERATION FACILITY and SUBSTATION FACILITY

will  not adversely affect the integrity, reliability or safe operation  of the PUBLIC SERVICE SYSTEM.



       PSE&G's  review  or  examination,  and  any  determination  made  in connection therewith, is not intended to be, nor will same be made by PSE&G for the purpose of, nor should same be interpreted, construed and/or relied upon  by  O'BRIEN,  or  any  other person or  entity,  as  an  endorsement,

approval,  confirmation  and/or warranty of or by  PSE&G  relative  to  any aspect of the design, construction or installation of O'BRIEN's facilities,

their   safety,   reliability,  economic  and/or   technical   feasibility,

performance  and/or operational capability and/or the suitability  of  same for  their  intended purpose(s).  O'BRIEN shall not represent to any  third party  that  PSE&G's review was undertaken for any reason  other  than  the reasons expressly stated in this Article.

      O'BRIEN  shall  permit  PSE&G,  its officers,  agents,  servants  and employees,  its successors and assigns, when and as requested,  access  to,

egress  and  ingress, from and over the PROJECT SITE at any time  and  upon reasonable notice, as same may be necessary or required by PSE&G, to permit

PSE&G,  its  officers, agents, servants and employees, its  successors  and assigns,  to  gain  access to the SUBSTATION FACILITY to  take  any  action necessary to discharge its obligations or to exercise its rights under this

AGREEMENT,  including but not limited to access to:  (i)  permit  PSE&G  to

examine,   inspect,  test,  operate,  maintain,  repair  and  replace   its

electricity  recording  equipment  and  associated  electricity   measuring

equipment; (ii) permit PSE&G to perform switching operations on switch gear located  in  the  SUBSTATION FACILITY; and (iii) permit PSE&G  to  examine,

inspect,  test  and  set protective relays as required by  PSE&G.   O'BRIEN

shall  not  deny,  refuse or delay PSE&G's access to the PROJECT,  provided that  while  at  the PROJECT such PSE&G representative shall  observe  such reasonable  safety  precautions as may be required  by  O'BRIEN  and  shall conduct themselves in a manner that will not unnecessarily impair O'BRIEN's operation of the COGENERATION FACILITY.



                                ARTICLE XXI



                                 LIABILITY



     Neither party nor its officers, directors, partners, agents, servants,

employees, affiliates, parent, subsidiaries or respective successors or assigns shall be liable to the other party for claims  for incidental, special, direct, indirect or consequential  damages

(Damages) whether such Damages claim is based on a cause of action based in warranty,  negligence,  strict liability, contract,  operation  of  law  or otherwise  except where such claim for Damages arises out,  relates  to  or results from the gross negligence of such party or the willful disregard by a  party  of  its obligations under this AGREEMENT, provided however,  each party  shall have the right to recover from the other party direct  damages upon  the occurrence of a breach of this AGREEMENT as defined in and  which has  been established pursuant to and in accordance with Article XXVIII  of this AGREEMENT.



                               ARTICLE XXII



                               FORCE MAJEUR



      An  event of "Force Majeure" as used herein means an event beyond the reasonable  control of and which occurs without the fault or negligence  of the  party  claiming  Force Majeure and is one which such  party  is  (was)

unable  to prevent or overcome which events may include but are not limited

to:   acts  of  God;  strikes, lockouts or other  similar  such  industrial

disturbances;   acts  of  the  public  enemy,  wars,  civil   disturbances,

blockades,  military  action, insurrections or riots;  landslides,  floods,

washouts, lightning, earthquakes, tornadoes, hurricanes, blizzards or other storms  or  storm  warnings;  explosions,  fires,  sabotage  or  vandalism;

mandates, directives, orders or restraints of any governmental, regulatory or judicial body or agency; breakage, defects,

malfunctioning, or accident to machinery, equipment, materials or lines  of pipe or wires; freezing of machinery, equipment, materials or lines of pipe or  wires;  inability or delay in the obtaining of materials or  equipment;

inability  to obtain or utilize any permit, approval, easement, license  or

right-of-way.   The settlement of strikes, lockouts or other  similar  such industrial  disturbances shall be entirely within  the  discretion  of  the party  directly affected.  The requirement herein that any event  of  Force

Majeure  shall be remedied with all reasonable dispatch shall  not  require the  settlement  of  strikes,  lockouts or other  similar  such  industrial disturbances  by  acceding to the demands of the opposing party  when  such course is, in the opinion of the party directly affected, inadvisable.



      In the event PSE&G is rendered unable, wholly or in part, by an event of Force Majeure, to perform any obligation it has under this AGREEMENT, it is  agreed that, on PSE&G giving notice and full particulars of such  event of  Force  Majeure  to  O'BRIEN,  as soon thereafter  as  practicable,  the obligations  of PSE&G, so far as they are affected by such event  of  Force

Majeure,  shall  be suspended during the continuance of  any  inability  or

incapacity  so  caused, but for no longer period.   PSE&G  shall  use  best

efforts to remedy the cause of such inability or incapacity.

      PSE&G  shall  not  be  liable to O'BRIEN for any claim(s),  lease(s),

damage(s),  liability(ies) or expense(s) sustained or incurred by  O'BRIEN,

arising  out  of,  relating  to, or resulting  from  PSE&G's  inability  or incapacity to perform its obligations under this AGREEMENT due to any event of Force Majeure, as herein defined.



                               ARTICLE XXIII



                            PROTECTIVE DEVICES



      O'BRIEN  has been advised and acknowledges that actions,  conditions,

and/or events on the PUBLIC SERVICE SYSTEM (PSE&G System Condition(s))  may

adversely  impair  PROJECT  operations  and/or  the  condition  of  PROJECT

facilities  and  equipment.   As such, O'BRIEN  agrees  to:   (i)  install,

operate  and  maintain protective devices at the PROJECT and institute  and maintain  procedures at the PROJECT so as to minimize any potential  damage to  PROJECT equipment and facilities; and (ii) minimize any interruption in the  production and supply of steam to Newark Boxboard Inc., arising  as  a result of the occurrence of any such PSE&G System Condition(s).



                               ARTICLE XXIV



                              INDEMNIFICATION



      O'BRIEN shall indemnify and hold harmless PSE&G and each and every of its  officers, agents, servants and employees, its successors  and  assigns of, from and against any and all claims, demands, suits, actions and liabilities, losses, damages, and/or judgments,

which  may arise therefrom, as well as against any fees, costs, charges  or expenses  which  PSE&G, its officers, agents, servants and  employees,  its successors  and  assigns, incur in the defense of any such  claims,  suits,

actions or similar such demands made or filed by any third-party, which  in any manner arise out of, relate to, or result from PSE&G's failure, for any reason,  to provide SERVICE  to O'BRIEN under this AGREEMENT, except  where such  failure  results  from  the  gross negligence  of  PSE&G  or  willful disregard by PSE&G of its obligations under this AGREEMENT.



      O'BRIEN shall indemnify and hold harmless PSE&G and each and every of its  officers, agents, servants and employees, its successors and  assigns,

from  and  against  any  and  all  claims,  demands,  suits,  actions   and

liabilities, losses, damages, and/or judgments, which may arise  therefrom,

as  well  as against any fees, costs, charges or expenses which PSE&G,  its officers, agents, servants and employees, its successors and assigns  incur in  the  defense of any such claims, suits, actions or similar such demands made or filed by any third party, to the extent such claim, suit, action or similar  demand  arises  out of, relates to, or results  from  the  design,

construction,  installation, operation, maintenance,  repair,  replacement,

supervision,     inspection,     testing,    protection,     reinforcement,

reconstruction, decommissioning, removal, use, control or ownership of  the

PROJECT, except to the extent such liability, loss, damage and/or judgment results from the gross negligence of PSE&G or willful disregard by PSE&G of its obligations under this AGREEMENT.



      In  case  a claim is asserted or action brought against PSE&G  as  to which  PSE&G believes it is entitled to indemnification under this Article,

PSE&G  shall  promptly notify O'BRIEN in writing of such claim  or  action.

Prompt notice of any action shall mean such notice as would be required  to enable  O'BRIEN to assert and prosecute appropriate defenses  in  any  such action.  If PSE&G fails to give O'BRIEN prompt notice under this paragraph,

O'BRIEN  shall  have no obligation to indemnify PSE&G under  this  Article.

Upon receipt of such notice, O'BRIEN shall promptly make a determination of whether  it  believes it is required to indemnify PSE&G and shall  promptly notify PSE&G in writing of that determination.  If O'BRIEN determines  that it  is  required, pursuant to this Article XXIV to indemnify PSE&G, O'BRIEN shall assume the defense thereof, including the employment of counsel,  and shall  upon  receipt thereof promptly assume the payment of all  costs  and expenses  with  respect thereto.  PSE&G shall cooperate in  all  reasonable respects with O'BRIEN in the defense of such claim or action.  PSE&G  shall have  the right, at its own expense, to employ separate counsel in any such action  and  to participate in the defense thereof.  O'BRIEN shall  not  be liable for any settlement of any such claim or action affected without  its consent.  Before settling any claim or action, O'BRIEN shall demonstrate to

PSE&G  that  O'BRIEN has sufficient financial means or  has  made  adequate arrangements  to make all payments under any such settlement  as  and  when due.

                                ARTICLE XXV



                                 INSURANCE



     O'BRIEN shall obtain and maintain in force and effect for the PROJECT:



          1.    A policy of comprehensive general liability insurance in  a minimum  amount of  three million dollars ($3,000,000)  for  each occurrence  for  bodily  injury, including  death,  and  property damage.



          2.    A  workmen's compensation or employer's liability insurance

          policy   in  accordance  with  applicable  New  Jersey  statutory

          requirements.



The  policy amount stated in subparagraph 1 above is a minimum level  which

O'BRIEN  shall be obligated to maintain in force and effect.  However,  and regardless of such minimum level requirement, O'BRIEN shall be obligated to maintain in force and effect insurance coverage in such amount and  against such  risks  as shall be consistent with prudent practice in its  industry.

Satisfactory  evidence  of the existence of insurance  coverage  consistent with  the  requirements of this Article shall be furnished  by  O'BRIEN  to

PSE&G  on  or prior to the DATE OF INITIAL OPERATION and thereafter  on  or before January 1 of each year until this AGREEMENT is terminated.



      Any  policy  of  insurance obtained by O'BRIEN, as required  by  this

Article, shall not be materially altered, cancelled or terminated,  without furnishing PSE&G notice thereof thirty (30) days prior to the effective date of such alteration, cancellation, or termination.



                               ARTICLE XXVI



                                WARRANTIES



      O'BRIEN warrants that it will at the time NET ELECTRICAL POWER OUTPUT and  associated NET ELECTRICAL ENERGY is supplied to the RECEIPT POINT have good  title  to or the good right to deliver all power and energy  so  made available.  O'BRIEN agrees to indemnify and hold harmless PSE&G against any and  all  claims, demands, suits, actions, costs, and liabilities, damages,

losses  and/or judgments arising out of, relating to or resulting from  any adverse  claim to NET ELECTRICAL POWER OUTPUT and associated NET ELECTRICAL

ENERGY received by PSE&G at the RECEIPT POINT, as well as against any fees,

costs,  charges or expenses which PSE&G might incur in the defense  of  any such  claim,  suit, action or similar such demand made  or  filed  by  such

person,  its  successors  or assigns, asserting  such  adverse  claim.   In

effecting  the  right  of or obligation to indemnify  pursuant  to  and  in accordance  with the provisions of this paragraph the procedural provisions set forth in Article XXIV of this AGREEMENT shall govern.



                               ARTICLE XXVII



                           EVENTS OF TERMINATION



      Either party may terminate this AGREEMENT upon the occurrence of  any of the following events (Events of

Termination):   (i)  O'BRIEN's  failure to have  the  PROJECT  placed  into

COMMERCIAL OPERATION on or before October 1, 1990; provided however, in the event  the PROJECT has not been placed in COMMERCIAL OPERATION on or before

October  1,  1990, but the PROJECT has been, is at the time  and  continues thereafter, to be under a bona fide program of continuous construction  the

October 1, 1990 data shall be extended until October 1, 1991; (ii) a  final and  non-appealable  order/judgment that the  PROJECT  fails  to  meet  the requirements of a qualifying facility established as of the effective  date of this AGREEMENT in accordance with Title 18, Code of Federal Regulations,

Part  292, Subpart B, Section 292.203 through 292.207, inclusive;  provided however,  that  any  such determination shall not constitute  an  Event  of

Termination  pursuant  to  this Article XXVII if  thereafter  O'BRIEN  uses reasonable efforts to resume thermal energy production and sales to  regain qualifying facility status; (iii) termination, for any reason, of the  Long

Term  Power  Purchase  of Cogeneration and Small Power  Production  Located

Outside  JCP&L Service Territory between O'BRIEN and JCP&L dated March  10,

1986;  provided  however,  in  the  event said  termination  is  contested,

termination  of  this AGREEMENT is subject to entry of  a  final  and  non-

appealable  order/judgment  terminating the  Agreement  of  Purchase;  (iv)

termination of the site lease for the PROJECT SITE; (v) O'BRIEN's  decision to abandon or cancel the PROJECT; or (vi) O'BRIEN's failure, after the DATE

OF COMMERCIAL OPERATION, for a period of 365 consecutive days to supply to

PSE&G  at the RECEIPT POINT NET ELECTRICAL POWER OUTPUT and associated  NET

ELECTRICAL ENERGY except where such failure results from an event of  Force

Majeure as defined in Article XXII, provided however, that O'BRIEN has used during such 365 day period and continues thereafter to use best efforts  to resume  the  supply  of  NET  ELECTRICAL POWER OUTPUT  and  associated  NET

ELECTRICAL ENERGY to PSE&G at the RECEIPT POINT.



     If any Event of Termination occurs and either party elects to exercise its  right,  as  provided  in the preceding paragraph,  to  terminate  this

AGREEMENT, such party shall provide the other party with written notice  of termination  of  this  AGREEMENT (hereinafter  referred  to  as  Notice  of

Termination).  The Notice of Termination shall specify the basis  for  such

termination.   This AGREEMENT and the parties' obligations hereunder  shall terminate  effective thirty (30) days after receipt by the other  party  of such Notice of Termination.



      The  occurrence of any Event of Termination shall not give rise to  a right by PSE&G to terminate this AGREEMENT if within five (5) business days of  the  receipt  of  any Notice of Termination O'BRIEN requests  PSE&G  in writing  to  stay  the termination for a specified period  up  to  but  not exceeding eighteen (18) months and thereafter makes payment to PSE&G of the monthly  demand  charge  calculated in accordance with  the  provisions  of

Section  A of Article X, which calculation shall be based on the  level  of

SERVICE established as of the date of execution of this AGREEMENT.

      Termination  of  this AGREEMENT for and on account of  any  Event  of

Termination specified in this Article XXVII shall not relieve O'BRIEN  from any  obligation  under  this AGREEMENT to pay PSE&G for  any  unpaid  costs

associated   with  the  design,  construction  and  installation   of   the

INTERCONNECTION, CANCELLATION COSTS, or any other unpaid  bill  or  BILLING

STATEMENT.



                              ARTICLE XXVIII



                            BREACH OF CONTRACT



     A breach of this AGREEMENT  may occur upon the happening of any of the following:



     A.     failure of O'BRIEN to make payment of any billing submitted  by

          PSE&G  to  O'BRIEN  pursuant  to this  AGREEMENT,  which  failure continues for a period of thirty (30) days after the due date  as determined pursuant to and in accordance with Article XI of  this

          AGREEMENT;



     B.   failure  of  a  party  to  perform  any  obligation  under   this

          AGREEMENT,  which failure continues for a period of fifteen  (15)

          days  after written notice of such nonperformance is received  by such  party.  Any notice of nonperformance (hereinafter  referred to as Notice of Nonperformance)

      In  the  event  a  party claims that a breach of this  AGREEMENT  has occurred,  such  party shall provide the other party  with  written  notice

thereof  (hereinafter  referred to as Notice of  Breach).   The  Notice  of

Breach  shall  state the basis for such claim and any remedy  sought.   The

parties  shall have thirty (30) day period after service of the  Notice  of

Breach  the  parties are unable to resolve their differences by negotiation the  party  alleging the breach shall have the right to submit the  dispute

for   resolution   to  arbitration  or  to  any  regulatory   body   having

jurisdiction.



      The nature and extent of any damage incurred or sustained by the non-

breaching  party,  as  a  result of any breach,  shall  be  determined  and calculated  as  of  the  date  the breaching  party's  failure  to  perform commenced.



      Except  as otherwise provided in Article V and Article XIII  of  this

AGREEMENT,  neither  party  shall refuse to  make,  suspend  or  delay  any payment(s) required to be made under this AGREEMENT or otherwise carry  out any  of its obligations under this AGREEMENT for or on account of or  as  a result of an alleged breach of this AGREEMENT.

      Any waiver by a party of any breach shall be deemed to extend only to the  particular breach waived and shall not limit or otherwise  affect  any right(s)  that  such  party may have with respect to any  other  or  future breach, whether of a similar or different nature.



                               ARTICLE XXIX



                                ARBITRATION



      Any  controversy,  dispute  or claim  between  the  parties  to  this

AGREEMENT, which the parties are unable to resolve by negotiation, shall be settled by arbitration in accordance with the Commercial Arbitration  Rules of  the  American  Arbitration Association (AAA), then in effect,  and  the provisions  of  this Article.  No suit at law which seeks  to  resolve  any controversy,  dispute or claim between the parties shall be  instituted  by either  party  hereto, except where such suit is instituted to  confirm  an

arbitration  award  received pursuant to this  Article.   However,  nothing

contained  herein shall deprive either party of any right to:   (i)  obtain

injunctive  or  other equitable relief in any court in  the  State  of  New

Jersey, on an interim basis, pending disposition of the arbitration of  any controversy, dispute or claim in accordance with article XXX or  otherwise;

and/or  (ii) institute a suit for specific performance; and/or (iii) assert any  crossclaim  or third-party claim in any suit at law  instituted  by  a third-party; and/or (iv) file and prosecute any complaint at and  with  the

FERC or make and prosecute any
claim  or position in any filing made at the FERC by either party  or  some third-party,  provided however, that nothing herein  shall  prevent  either party  from  seeking FERC review of any proposed change of the charges  set forth in Article X of this AGREEMENT.



      Any  controversy, dispute or claim submitted to arbitration shall  be settled by arbitration in Newark, New Jersey in accordance with the laws of the  State  of New Jersey.  Any award entered pursuant to such  arbitration shall  be  binding on both parties and judgment upon the award rendered  or received  may be entered in the Superior Court of the State of  New  Jersey pursuant to N.J.S.A. 2A:24-1 et seq.



      Exclusive  jurisdiction  relative to the entry  of  judgment  on  any arbitration award relative to any controversy or claim between the  parties shall be in any court of appropriate subject matter jurisdiction located in

New Jersey, and the parties to this AGREEMENT, expressly subject themselves hereby to the personal jurisdiction for entry of any such judgment and  for the  resolution of any dispute, action, or suit arising in connection  with the entry of such judgment.



      The  controversy or claim to be arbitrated shall be referred to three

(3)  arbitrators,  one to be selected by each party and  the  third  to  be selected  by  the AAA.  The selections to be made by the parties  shall  be made  from the list of the National Panel of Arbitrators maintained by  the

AAA.   The arbitrator to be selected by the AAA shall be an attorney-at-law of the State of New Jersey. All decisions and awards shall be made by a majority of the arbitrators, except for decisions relating to discovery as set forth herein.



      In  the  event  any arbitrator dies, or refuses to  act,  or  becomes incapable, incompetent or unfit to act before hearings have been  completed and/or  before  in award has been rendered, a successor arbitrator  may  be selected by the party who originally made the selection.  The selection  of the  successor  arbitrator  shall be made  consistent  with  the  selection procedure set forth in the preceding paragraph.



      The arbitrators selected pursuant to this AGREEMENT shall be governed by  and  apply  the  laws of the State of New Jersey and  federal  law,  as applicable, in conducting any arbitration proceeding and/or in  making  any award.



      Notice  of  a  demand for arbitration (hereinafter to as  Demand  for

Arbitration)  of  any controversy or dispute between the parties  shall  be filed  in writing with the AAA by the party seeking arbitration and a  copy of  same  shall be served contemporaneously with such  filing on the  other party.  The notice shall state, with specificity, the nature of the dispute and  the remedy sought.  After such notice has been filed, the parties  may make  discovery of any matter relevant to such dispute before the  hearing,

to  the  extent  and  in the manner provided by the Rules  Governing  Civil

Practice  in  the  Superior Court contained in the  Rules  Governing  Civil

Practice in the Superior Court contained in the Rules Governing the  Courts of  the  State of New Jersey.  Any question that may arise with respect  to the obligations of the parties relative to discovery and/or relative to the protection of the discovery material shall be referred solely to the arbitrator  selected  by the AAA.  His determination  shall  be  final  and conclusive.  Discovery shall be completed not later than ninety  (90)  days after  filing of the notice of arbitration unless such period for discovery is  extended by the arbitrator selected by the AAA, upon a showing of  good cause by either party to the arbitration.



      The  arbitrators may consider any material which is relevant  to  the subject matter of any such controversy even if such material might also  be

relevant  to  an issue or issues not subject to arbitration  hereunder.   A

stenographic record shall be made of any arbitration hearing.



      Arbitration  may  not  be  utilized and the arbitrators  selected  in accordance  with this Article shall not possess the authority or  power  to alter, amend or modify any of the terms or conditions or charges set  forth in  this  AGREEMENT, and further, the arbitrators may not enter  any  award which  alters, amends or modifies such terms, conditions or charges in  any form or manner.



                                ARTICLE XXX



                           SPECIFIC PERFORMANCE



      Without regard to the requirements or provisions of Article XXIX  and

Article  XXVIII, in addition to any of the rights and/or remedies  referred to  in  this  AGREEMENT, either party shall have the right to institute  an action against the other party in a
court  of  equity  in  the State of New Jersey or at  the  FERC  to  obtain specific  performance  by such other party of any  of  such  other  party's obligations under this AGREEMENT.



                               ARTICLE XXXI



                               MODIFICATIONS



      The  terms and conditions under which SERVICE shall be provided,  and the charges applicable thereto, are as herein set forth.  This AGREEMENT is subject  to  modification  from time to time, by mutual  agreement  of  the parties, reduced to writing and signed by both parties.



      Either  party  shall  have  the right, from  time  to  time,  without limitation  or reservation, through filings with the FERC or any  successor agency,  to  request authorization to change the charges  provided  for  in

Article  X of this AGREEMENT; provided however, PSE&G's right to  file  for authorization  for a change in the charges shall be limited to  filings  to

modify   the  transmission  service  charge  to  reflect  change  sin   the

transmission  related costs in PSE&G's most recent approved rates  then  in

effect.   Any party intending to file with FERC under this paragraph  shall give the other party written notice of such intent as well as a copy of the

proposed  filing  at  least fifteen (15) days prior  to  such  filing.   If

requested, the party intending to make such filing will meet with the other party to discuss the content of such filing.

      However,  in the event the obligations of PSE&G under this  AGREEMENT are  adversely affected in a material way at any time during  any  term  of this  AGREEMENT  as  a  result  of  any  governmental,  legislative  and/or

regulatory   action(s),  which  specifically  deals  with  this   type   of

transaction,  the  SERVICE  under  this  AGREEMENT  and/or  the  terms  and conditions  thereof, PSE&G shall have the right to make a filing  with  the

FERC  to request authority to alter, amend or change any charge or term  or condition  of this AGREEMENT, other than the Term as specified  in  Article

VIII, which PSE&G asserts has been affected by such action(s).



      Any party shall have the right to oppose any filing made by the other party  under  this Article to the extent that such other party  is  legally permitted to do so.



                               ARTICLE XXXII



                            ASSIGNMENT/TRANSFER



      O'BRIEN may and is expressly permitted at any time and from  time  to time  during  the  term of this AGREEMENT, to assign  its  rights  in  this

AGREEMENT  to  FINANCIER.   PSE&G shall, at O'BRIEN's  request,  execute  a

Consent  to Assignment provided that the terms and conditions of  same  are acceptable  to  PSE&G  and, in connection with any  such  request,  O'BRIEN submits  to  PSE&G  for review any relevant documents requested  by  PSE&G,

which  documents  shall  be  treated by  PSE&G  as  confidential,  and  not disclosed to any third-party without the written consent of

O'BRIEN.  Upon written notice to PSE&G, O'BRIEN may transfer its rights and obligation  sunder this AGREEMENT to any entity controlling, controlled  by or  under common control with O'BRIEN.  Except as otherwise provided herein with respect to FINANCIER or any entity controlling, controlled by or under common  control  with  O'BRIEN, O'BRIEN may not assign  its  rights  and/or transfer  its  rights and obligations in this AGREEMENT without  the  prior written consent of PSE&G, which consent shall not be unreasonably withheld.

Nothing  contained herein shall prevent O'BRIEN from pledging or mortgaging all or any part of the property of the PROJECT in connection with financing the PROJECT.



      Except with respect to any entity controlling, controlled by or under common  control with O'BRIEN, no assignee, transferee, pledgee or mortgagee and/or  any  person  designated by such assignee,  transferee,  pledgee  or mortgagee  may operate the PROJECT, pursuant to any rights such  party  may have  under  any  mortgage, assignment, transfer,  or  security  agreement,

unless  such entity or person has been approved and authorized by PSE&G  to operate the PROJECT, and in connection with seeking to obtain such approval and authorization, agrees to be bound by, subject to and to comply with the terms  and conditions of this AGREEMENT while operating the PROJECT.  PSE&G

shall   not   unreasonably  delay  or  withhold  any   such   approval   or

authorization.



      PSE&G  may, on notice to O'BRIEN, assign and transfer its rights  and obligations under this AGREEMENT to any entity
controlling,   controlled   by  or  under  common   control   with   PSE&G.

Additionally,  PSE&G  may, on notice to and with the approval  of  O'BRIEN,

assign  its  rights and/or transfer its rights and obligations  under  this

AGREEMENT.   O'BRIEN shall not unreasonably delay or withhold any  approval of an assignment or assignment/transfer by PSE&G provided that the assignee or assignee/transferee agrees to be bound by, subject to and to comply with the terms and conditions of this AGREEMENT.



                              ARTICLE XXXIII



                             CURE BY FINANCIER



      Within thirty (30) days of execution of this AGREEMENT, O'BRIEN shall furnish  to  PSE&G  a  list  containing the  names  and  addresses  of  the

FINANCIERS  O'BRIEN will or intends to utilize in connection  with  placing the  COGENERATION FACILITY into COMMERCIAL OPERATION.  During any  term  of this  AGREEMENT, O'BRIEN shall update the list as changes are made thereto.

For  so  long  as O'BRIEN shall have outstanding and unpaid  any  financing liabilities, PSE&G agrees to promptly furnish to all FINANCIERS, then known to PSE&G, a copy of any Notice 3 of Cancellation, Notice of Nonperformance,

Notice of Suspension, Notice of Breach, Demand for Arbitration or Notice of

Termination given to O'BRIEN.  Additionally, PSE&G shall not terminate this

AGREEMENT unless any written notice of such termination or breach,  as  the case  may  be, and the reasons therefor have been given to and received  by each FINANCIER then
known  to  PSE&G  thirty  (30) days prior to  the  effective  date  of  the

termination.   PSE&G shall not terminate this AGREEMENT  if,  after  notice thereof, and prior to any effective date of termination FINANCIER has:



          (i)  cured the condition precipitating the notice of Breach under

     Article XXVIII or Notice of Termination under Article XXVII; or



          (ii) if the condition precipitating such Notice of Breach or such

     Notice of Termination is not capable of being cured prior to the  date of  termination, commenced in a diligent manner to cure the  condition precipitating the Notice of Breach or Notice of Termination and for so

     long as the FINANCIER diligently continues such efforts; or



          (iii)     if the condition precipitating the Notice of Breach  or

     Notice of Termination is not capable of being cured prior to the  date of termination, caused the initiation of and is diligently prosecuting efforts  to  gain possession of the PROJECT and for  so  long  as  the

     FINANCIER diligently continues such efforts.

As indicated herein, in the event the condition precipitating the Notice of

Breach or Notice of Termination is not capable of being cured prior to  the date  of  termination,  PSE&G  shall not  terminate  this  AGREEMENT  where

FINANCIER   is  diligently  prosecuting  efforts  to  cure  the   condition

precipitating  the  Notice of Termination or Notice of Breach  or  to  gain possession  of  the PROJECT, provided however, in the event  the  FINANCIER does  not so cure or gain possession of the PROJECT within ninety (90) days of  the date of the notice PSE&G served on FINANCIER, and FINANCIER intends to  continue  its  efforts,  FINANCIER  shall be  obligated  thereafter  to commence  payment  of  the applicable monthly demand  charge  specified  in

Article X.



      In  the  event  FINANCIER gains possession of the PROJECT,  FINANCIER

shall  promptly designate a person to operate the PROJECT.   The  name  and

credentials of the person designated shall be promptly submitted thereafter to  and such person so designated must be approved and authorized by  PSE&G to operate the PROJECT.  Any approval of the person so designated shall not be  unreasonably delayed or withheld by PSE&G.  In the event PSE&G approves

the   person  so  designated,  PSE&G  shall  not  be  obligated   to   give

authorization to the person so designated to actually operate  the  PROJECT unless and until the person so designated agrees in writing to be bound by,

subject  to  and to comply with the terms and conditions of this  AGREEMENT for the period during which the person so designated intends to operate the

PROJECT. Upon execution of the aforesaid instrument, the person so designated shall thereafter, inter alia, be responsible for and

commence  the  payment  of the charges set forth in  Article  X.   However,

FINANCIER,  and  the  person so designated, shall  have  no  responsibility whatsoever  for  any obligation of O'BRIEN incurred prior to  the  date  on which FINANCIER takes possession of the PROJECT.



      In the event of a foreclosure and a resultant sale or transfer of the

PROJECT to a new entity, any obligation of PSE&G to perform its obligations under  the AGREEMENT shall be conditioned upon:  (i) the approval of  PSE&G

of   any  new  operator  of  the  PROJECT,  which  approval  shall  not  be unreasonably  withheld or delayed; (ii) agreement  by  the  new  entity  to comply with the rules and regulations of the NJBPU, the FERC, and any other agency  having  jurisdiction  over the PROJECT  relative  to  the  sale  or transfer  of  same;  (iii) receipt by such new entity  of  any  license(s),

permit(s) and approval(s) as may be required in connection with the sale or transfer  of the PROJECT; and (iv) the execution and delivery of a  written assumption agreement, in form satisfactory to PSE&G, pursuant to which  the new  entity and/or operator agree to assume all obligations under and agree therein  to  be  bound  by, subject to and to comply  with  the  terms  and conditions of this AGREEMENT.



      Notwithstanding  any rights which FINANCIER may have,  in  the  event

PSE&G  interrupts SERVICE to the PROJECT in connection with the  occurrence of  the condition or event which precipitated the Notice of Termination  or

Notice of Breach, PSE&G shall not be
obligated to resume SERVICE to the PROJECT unless the condition or event or cause  thereof which precipitated the Notice of Termination  or  Notice  of

Breach  is or has been remedied in accordance with the provisions  of  this

AGREEMENT.   Prior  to  PSE&G being obligated  to  resume  SERVICE  to  the

PROJECT,  PSE&G  shall  have  the right to  require  FINANCIER  to  provide adequate  assurance to PSE&G that the condition or event precipitating  the

Notice of Termination or Notice of Breach will not reoccur.



                               ARTICLE XXXIV



                       FINANCIER SECURITY AGREEMENTS



      As  indicated in Article XXXII, O'BRIEN may assign any rights in this

AGREEMENT  to  FINANCIER  and may pledge or mortgage  any  or  all  of  the property  of the PROJECT.  In the event FINANCIER alleges that a breach  or an  event  of  default has occurred under any operative  agreement  between

FINANCIER  and  O'BRIEN  and FINANCIER thereafter elects  to  exercise  any right(s)  under  any  applicable security, mortgage,  assignment  or  other agreement then in effect between FINANCIER and O'BRIEN, it is agreed  that,

upon  receipt of such notice from FINANCIER, PSE&G shall provide notice  to

O'BRIEN and thereafter PSE&G shall accept the instructions of FINANCIER  in

accordance  with  the  terms  of  any  applicable  security,  mortgage   or

assignment  agreement.  In such event, O'BRIEN shall have no claim  against

PSE&G  for, and hereby agrees to release PSE&G from, any liability for  any cost, expense, loss, damage or liability

O'BRIEN may incur or sustain arising out of. Relating to or resulting  from any  action(s) which PSE&G determines it is obligated to take  pursuant  to any operative agreement between O'BRIEN and FINANCIER.



                               ARTICLE XXXV



                       DETERMINATION OF PSE&G COSTS



      The  costs for any work done or service performed by PSE&G personnel,

as  required by this AGREEMENT, which costs are to be billed to and  to  be paid by O'BRIEN pursuant to this AGREEMENT shall be determined by PSE&G  in accordance  with  PSE&G's  "Procedures for Work  Done  at  the  Expense  of

Others," then in effect.



                               ARTICLE XXXVI



                         STANDARD FOR PERFORMANCE



     Unless otherwise expressly provided for in this AGREEMENT, PSE&G shall undertake  and discharge any obligation it has in this AGREEMENT to,  inter alia,  design,  construct,  install, separate, maintain,  repair,  replace,

reinforce, rearrange, purchase, select, examine, review, inspect or  accept any  facility  or  equipment,  pursuant  to  and  in  accordance  with  any applicable PSE&G practice(s), standard(s) and/or procedure(s).  PSE&G shall use  the  same  care  and  diligence  in  controlling  the  costs  of  such activity(ies) O'BRIEN is required to make payment for under this  AGREEMENT as if the work were being performed by
and for PSE&G's own account in accordance with PSE&G's practices, standards and/or procedures.



                              ARTICLE XXXVII



                         STANDBY ELECTRIC SERVICE



      In  the  event  O'BRIEN  requires standby  electric  service  to  the

COGENERATION  FACILITY  same shall be furnished by  PSE&G  pursuant  to  an applicable tariff on file with the NJBPU.  In such event, pursuant  to  and in  accordance  with the provisions of The Order of the NJBPU  in  "In  the

Matter  of  the Consideration and Determination of Cogeneration  and  Small

Power  production  Standards  Pursuant to  the  Public  Utility  Regulatory

Policies  Act of 1978, Docket No. 8010-687," PSE&G will establish a  credit

(Credit)  for  O'BRIEN  in  an amount determined  in  accordance  with  the following:



Estimated Cost of Standby Facility  X  Actual Cost for = Credit
Estimated Cost for INTERCONNECTION     INTERCONNECTION


PSE&G  estimates  the  Estimated Cost of Standby  Facility  will  be  eight thousand three hundred and thirty dollars ($8,330).



      This Credit may be refunded to O'BRIEN without interest, in whole  or in  part,  in  annual payments over the ten (10) year period following  the

DATE  OF COMMERCIAL OPERATION.  The amount of refund for each annual period will be calculated as follows:



Total of payments made for electric
service supplied by PSE&G under
the applicable prevailing rate               X    10%  =  Amount of Refund
schedule during the preceding
annual period

The  total  refund during such ten (10) year period shall  not  exceed  the amount  of  the  Credit determined pursuant to and in accordance  with  the provisions  of this paragraph.  If after such ten (10) year period  O'BRIEN has not received, based on its annual payment for electric service, a total refund  of the Credit O'BRIEN shall forfeit any further entitlement to  the balance of the Credit remaining at the end of such ten (10) year period.



                              ARTICLE XXXVIII



                             ENTIRE AGREEMENT



      This AGREEMENT constitutes the entire agreement and understanding  of the parties relating to the subject matter of this AGREEMENT and each party confirms  that  it  is  not  relying upon any  representation,  assumption,

understanding or warranty, except as specifically set forth herein.



                               ARTICLE XXXIX



                          SUCCESSORS AND ASSIGNS



      This  AGREEMENT shall be binding upon and shall inure to the  benefit of,  or  may  be performed by, the successors and assigns of  the  parties,

except  that  no assignment, pledge or other transfer of this AGREEMENT  by any party shall operate to release the assignor, pledgor or transferor from any  of its obligations under this AGREEMENT, unless consent to the release is given in writing by the other party, which consent shall not be unreasonably delayed or withheld, or unless such transfer is incident to a reorganization  or  merger or consolidation with  or  transfer  of  all  or substantially  all  of the assets of the transferor to  another  person  or business  entity which person or entity shall, as part of such  succession,

assume all the obligations of the transferor under this AGREEMENT.



                                ARTICLE XL



                               CHOICE OF LAW



     This AGREEMENT shall be interpreted, construed, governed by, performed and  enforced  in accordance with the laws of the State of New  Jersey  and federal  law,  where  applicable.  All questions concerning  the  validity,

construction  and  enforceability of the AGREEMENT  as  well  as  questions concerning  the  sufficiency  of other aspects  of  performance  under  the

AGREEMENT shall be determined under the laws of the State of New Jersey.



                                ARTICLE XLI



                                 CAPTIONS



      The  subject headings of the Articles of this AGREEMENT are  inserted solely for the purpose of convenient reference and are not intended to, nor shall same affect the meaning of any provision of this AGREEMENT.

                               ARTICLE XLII



                               COUNTERPARTS



      This AGREEMENT may be executed in counterparts.  Each shall be deemed an original but together shall constitute one and the same instrument.



                               ARTICLE XLIII



                          SURVIVAL OF OBLIGATIONS



      Termination of this AGREEMENT for any reason shall not relieve  PSE&G or O'BRIEN of any obligation accruing or arising prior to such termination.



                               ARTICLE XLIV



                            FURTHER ASSURANCES



      After  execution of this AGREEMENT, O'BRIEN shall, upon execution  of the Site Lease, immediately forward a copy of said Site Lease to PSE&G.

     Additionally,  if either Party reasonably determines or is  reasonably advised  that any further instruments or any other things are necessary  to carry out the terms of this AGREEMENT, the other Party shall execute and/or deliver  all  such instruments and assurances and do all things  reasonably necessary and proper to carry out the terms of this AGREEMENT.

                                ARTICLE XLV



                               MISCELLANEOUS



      In  case of conflict between any provisions hereof and any applicable law,  regulation  or regulatory order, such applicable law,  regulation  or regulatory order shall govern.



      All  terms  defined  in this AGREEMENT shall have  the  same  defined meanings  when used in any notice, correspondence, report or other document made  or delivered pursuant to or in connection with this AGREEMENT, unless the context shall otherwise require.



      Each reference herein to O'BRIEN and PSE&G shall be deemed to include their respective successors and assigns.



      All  of  the  covenants, warranties, undertakings and  agreements  of

O'BRIEN  and PSE&G shall bind the respective parties, their successors  and assigns.



                               ARTICLE XLVI



          NOTICE OF AMENDMENTS TO PJM OR MID-ATLANTIC AGREEMENTS



     In the event that application is made for approval of any amendment to the  PJM Agreement, the Mid-Atlantic Area Coordination Group Agreement,  or

any  other agreement to which PSE&G is a party, which amendment, if allowed to  take  affect, would impair the SERVICE being provided to O'BRIEN  under this  AGREEMENT,  PSE&G  shall provide timely notice  to  O'BRIEN  of  such application.

                               ARTICLE XLVII



                               RESERVATIONS



       No   party  shall  be  prejudiced  or  bound,  except  as  otherwise specifically  provided  herein, nor shall  any  party  be  deemed  to  have approved, accepted, agreed or consented to any concept, theory or principle underlying  or  supposed to underlie any of the matters  contained  herein,

including but not limited to any concept, theory, principle or method  used to calculate the rates provided for herein.



      All  parties further understand and agree that the provisions of this

AGREEMENT  relate  only to the specific matter referred to  herein  and  no party or person waives any claim or right which it may otherwise have  with respect to any matter not expressly provided for herein.



                              ARTICLE XLVIII



                                  NOTICES



      Any  notice,  request,  demand, or statement which  either  PSE&G  or

O'BRIEN  may desire to give to the other shall be in writing and  shall  be considered  as  duly delivered when mailed by certified mail  addressed  to said party as follows:


     (a)  If to PUBLIC SERVICE ELECTRIC AND GAS COMPANY:

          Public Service Electric and Gas Company
          80 Park Plaza - Mail Code T14A
          P.O. Box 570
          Newark, New Jersey  07101-0570
          ATTENTION:  GENERAL MANAGER
                      SYSTEM PLANNING AND INTERCONNECTIONS

     (b)  If to O'BRIEN ENERGY SYSTEMS, INC.:

          O'Brien Energy Systems, Inc.
          225 South Eighth Street
          Philadelphia, Pennsylvania  19106
          ATTENTION:  JEFFERY D. BARNES


      Routine  communications,  including monthly  BILLING  STATEMENTS  and payments,  shall  be  considered as duly delivered when  mailed  by  either certified or ordinary mail:


     (a)  If to PUBLIC SERVICE ELECTRIC AND GAS COMPANY:

          Public Service Electric and Gas Company
          80 Park Plaza - Mail Code T14A
          P.O. Box 570
          Newark, New Jersey  07101-0570
          ATTENTION:  GENERAL MANAGER
                      SYSTEM PLANNING AND INTERCONNECTIONS

     (b)  If to O'BRIEN ENERGY SYSTEMS, INC.:

          O'Brien Energy Systems, Inc.
          225 South Eighth Street
          Philadelphia, Pennsylvania  19106
          ATTENTION:  JEFFERY D. BARNES

      IN WITNESS WHEREOF, this AGREEMENT has been executed and delivered as of the date and year first above written.

                         O'BRIEN ENERGY SYSTEMS, INC.


                         /s/ Jeffrey Barnes
                         Jeffery U. Barnes
                         Executive Vice President


                         PUBLIC SERVICE ELECTRIC AND GAS COMPANY


                         /s/ S. A. Mallard
                         Stephen A. Mallard
                         Senior Vice President

26-KV INTERCONNECTION
O'BRIEN ENERGY SYSTEMS
COGENERATION PROJECT

EXHIBIT 1


ESSEX
SWITCHING                               O'BRIEN ENERGY SYSTEMS
STATION                                 COGENERATION PROJECT

                            (Drawing)

                                                     EXHIBIT 2 (Pg. 1 of 4)

INTERCONNECTION, PROTECTION AND SAFETY REQUIREMENTS
AND STANDARDS FOR CUSTOMER-OWNED GENERATING FACILITIES


The following requirements and standards for connection of customer-owned generating facilities to the utility system, shall be met to assure the integrity and safety operation of the utility system with no deterioration to the quality and reliability of service to other customers.

1. All small power producers or cogenerators shall make application to the utility for approval to interconnect their facilities with the utility system.

2.   The utility may require the following as part of the application.

     A.   Plans and specifications of the proposed installation.

     B. Single line diagram and details of the proposed protection schemes.

     C.   Instruction manuals for all protective components.

     D.   Component   specifications  and  internal  wiring   diagrams   of
          protective components if not provided in instruction manuals.

     E. All protective equipment's ratings if not provided in instruction manuals.

     F.   Generator data required to analyze fault contributions  and  load
          current   flows   including,  but  not  limited  to,   equivalent
          impedances and time constants.

3. The utility shall within thirty (30) days from the receipt of all required data from the applicant either approve or reject the application for connection to the utility system. Connection to the utility system will be permitted only upon obtaining the formal approval of the utility. The utility may require the execution of a formal application form and/or interconnection agreement by the customer.

                                                     EXHIBIT 2 (Pg. 2 of 4)

4. The installation of the customer's facilities must be in compliance with the requirements of the National Electrical Code and all applicable local, state and federal codes or regulations. The installation shall be done in a workman-like manner, and shall meet or exceed industry acceptance standards of good practice. The provisions of the National Electrical Safety Code and the standards of the Institute of Electrical and Electronics Engineers, National Electrical Manufacturers Association and the American National Standards Institute shall be observed to the extent that they are applicable. Prior to connection, the utility must be provided with evidence of the satisfactory electrical inspection by an authorized inspection agency.

5.        The customer's facility shall have the following characteristics:

     A. Output voltage shall be compatible and consistent with the utility system to which the customer's facility is to be connected.

     B. The customer's facility shall produce 60 Hertz sinusoidal output compatible with the utility system to which the facility is to be connected.

     C. The customer's facility must provide and maintain automatic synchronization with the utility system to which it is to be connected.

     D. The break point between customers' facilities producing single-phase or three-phase output shall be in accordance with existing utility motor specifications or as otherwise specified by the utility.

     E. At no time shall the operation of the customer's facility result in excessive harmonic distortion of the utility waveform. Total harmonic distortion greater than 5% shall be deemed excessive and shall result in disconnection of the facility from the utility system.

     F. The installation of power factor correction (PFC) capacitors on the customer's facility may be required under conditions to be determined by the utility when necessary to assure the quality and reliability of service to other customers. The cost of such capacitors shall be borne by the customer.

                                                     EXHIBIT 2 (Pg. 3 of 4)

     G. The cost of supplying and installing any special facilities or devices occasioned by the customer's installation which the utility may deem necessary on its system shall be borne by the customer.

6. Automatic disconnecting devices with appropriate control devices which will isolate the customer's facility from the utility system within a time period specified by the utility for, but not necessarily limited to, the following conditions, shall be provided by the customer:

     A.   A fault on the customer's equipment.

     B.   A fault on the utility system.

          C. A deenergized utility line to which the customer is connected.

     D.   An abnormal operating voltage or frequency.

          E. Failure of automatic synchronization with the utility system.

     F.   Loss of a phase or improper phase sequence.

     G.   Total harmonic content in excess of 5%

     H.   Abnormal power factor.

The devices shall be so designed and constructed to prevent reconnection of
the  customer's  facility  to  the  utility  system  until  the  cause   of
disconnection is corrected.

7. The utility shall reserve the right to specify settings of all isolation devices which are part of the customer's system.

8. The utility may require initial inspection and testing as well as subsequent inspection and testing of the customer's isolation and fault protection systems at the customer's expense. Maintenance of these systems must be performed and documented by the customer at specified intervals to the satisfaction of the utility. The utility shall reserve the right to disconnect the customer from the utility system for failure to comply with these inspections, testing and maintenance requirement.

                                                     EXHIBIT 2 (Pg. 4 of 4)

9. The customer is solely responsible for providing adequate protection for the equipment located on the customer's side of the interconnection system. This protection shall include, but not be limited to, negative phase sequence voltage on three-phase systems.

10. The customer shall provide a utility controlled disconnecting device on the utility side of the interconnection system. The utility may require that this device accept a utility provided padlock. The utility may also require manual operation of the device when required.

11. The customer shall agree to grant access to the utility's authorized representative during any reasonable hours to install, inspect and maintain the utility's metering equipment.

12. The customer must satisfy, and shall be subject to, all terms and conditions of the utility's tariff for electric services.

13. No wind generator, tower structure or device shall be installed at a location where, in the event of failure, it can fall in such a manner as to contact, land upon, or interfere with any utility lines or equipment.

14. The customer shall maintain the generator and its associated structure, wiring and devices in a safe and proper operating condition so that the installation continues to meet all the requirements contained herein.

15. By installation and connection of a generator and/or appurtenant facilities, devices and equipment with the utility system, the customer agrees to indemnify and hold the utility harmless from any and all liability or claim therefore for damage to property, including property of the utility and injury or death to persons resulting from or caused by the presence, operation, maintenance of removal of such customer's installation.

O'BRIEN (NEWARK) COGENERATION, INC.
MONTHLY OPERATING CONDITIONS - 1993
(CONT'D)
2/21/94


                            JAN  FEB   MARCH  APRIL   MAY   JUNE  JULY   AUG     SEPT    OCT     NOV      DEC     YEAR
OPERATING INCOME                                                  0.0    19.8    368.1   624.5   691.9    741.5   2445.8
% HOURS ON GAS                                                    100.0% 100.0%  100.0%  100.0%  100.0%   84.0%   0.951
HOURS ON GAS                                                      0.0    19.8    368.1   624.5   691.9    622.9   2327.2
MMBUT/HR                                                          0.0    1279.0  568.6   552.3   526.5    539.7   550.0
MMBUT                                                             0      25330   209310  344926  364265   336194  1280025
GAS PRICE($ PER MMBTU)                                            0      2.917   3.091   2.898   3.010    3.152   3.048
GAS COST                                                          0      73887   653103  1005770 1102501  1065793 3901055
HOURS ON EXTENDED SERVICE                                         0.0    0.0     0.0     0.0     0.0      118.6   118.6
MMBTU/HR                                                          0.0    0.0     0.0     0.0     0.0      539.7   539.7
MMBTU                                                             0      0       0       0       0        64030   64030
PRICE (PER MMBTU)                                                 0.000  0.000   0.000   0.000   0.000    7.400   7.400
EXTENDED GAS SERVICE COST                                         0      0       0       0       0        473821  473821
HOURS ON KEROSENE                                                 0.0    0.0     0.0     0.0     0.0      0.0     0.0
MMBTU/HR                                                          0.0    0.0     0.0     0.0     0.0      0.0
MMBTU                                                             0      0       0       0       0        0       0.0
PRICE ($ PER MMBTU)                                               0.000  0.000   0.000   0.000   0.000    0.000   0.000
KEROSENE COST                                                     0      0       0       0       0        0       0
GAS COST                                                          0      73887   653103  1005770 1102501  1065793 3901055
HEDGING (GAIN)/LOSS                                               0      0       0       0       0        0       0
EXTENDED GAS SERVICE COST                                         0      0       0       0       0        473821  473821
KEROSENE                                                          0      0       0       0       0        0       0
AUX BOILER FUEL                                                   0      49423   32691   10128   0        0
TOTAL FUEL COST                                                   0      123310  685794  1015899 1102501  1539614 4467118



PERM FURNISHINGS AND EQUIP          Initial  Mar-94    Apr-94   May-94   Jun-94   TOTAL
Offices - Plant Manager/Asst. PM    Note 1   6,000                                6,000
Admin Asst. - Reception Area        Note 1   3,000                                3,000
Conference Room                     Note 1   3,000                                3,000
Other Furnish                       Note 1   1,500                                1,500
Technical Library                   15,000                                       15,000
Typewriter                          Note 1     300                                  300
Facsimile Machine                   Note 1   1,500                                1,500
Photocopier                         Note 1   2,600                                2,600
(4) Computers/cabling/etc. (486     Note 1   9,500                                9,500
              systems)
Telephone System (if not in EPC     Note 1                                            0
                       scope)
Audio/Visual Training Equip.        3,500                                         3,500
(4) Sets of Computer Software       2,200                                         2,200
Preventative Maintenance Software   9,000                                         9,000
(2) Printers                        1,800                                         1,800
Drawing & Display Boards              600                                           600

TOTAL PERM FURN AND EQUIP          32,100   27,400        0        0        0    59,500
TOTAL MATERIALS AND SERVICES COSTS
                                   36,200  107,400   50,075   24,900    8,550   229,125
HANDLING CHARGE     0%                  0        0        0        0        0         0

OPERATOR'S FEE                          0        0        0        0        0         0
TOTAL MOBILIZATION COST/MONTH
                                  $96,200 $144,100  $85,175  $42,900  $25,550  $393,925


     Notes:    1) If Items do not exist or are not in a reasonably
                  satisfactory condition as determined by the Parties
               2) Items to be shared between Newark and Parlin included in
                  Parlin Mobilization schedule)